                                 EXHIBIT 10.30

            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
            ------------------------------------------------------

          THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of February 7, 1997 (the "Agreement") by and among (a) LAW COMPANIES GROUP,
                          ---------
INC., a Georgia corporation (the "Company"), (b) the Persons named on the
                                  -------
signature pages hereto as "Guarantors", together with all other Persons which hereafter become Guarantors as provided in Section 5.13 hereof (collectively, the "Guarantors"), (c) SUNTRUST BANK, ATLANTA, a Georgia banking corporation
     ----------
("SunTrust") and NATIONAL BANK OF CANADA, a federal banking corporation
  --------
chartered under the laws of Canada ("Canada") (collectively, the "Banks" and
                                     ------                       -----
individually, a "Bank") and (d) SUNTRUST BANK, ATLANTA, as agent for the Banks
                 ----
(in such capacity, the "Agent").
                        -----

                                  WITNESSETH:
                                  ----------

          WHEREAS, SunTrust and Canada, as assignee of National City Bank, Kentucky and SouthTrust Bank of Georgia, N.A., previously made certain revolving credit facilities available to the Company, which facilities were guaranteed by certain of the Guarantors, pursuant to that certain Revolving Credit and Term Loan Agreement, dated as of October 8, 1993, as amended and restated by that certain Amended and Restated Revolving Credit Agreement, dated as of October
11, 1995, as heretofore amended or modified (the "Original Credit Agreement");
                                                  -------------------------
and

          WHEREAS, SunTrust previously issued certain letters of credit for the account of the Company and certain of the Guarantors, and all obligations of the Company and Guarantors thereunder were guaranteed by the Company and the Guarantors, pursuant to that certain Amended and Restated Reimbursement and Guaranty Agreement dated as of October 11, 1995, as heretofore amended or modified (the "Original Reimbursement Agreement"); and
               --------------------------------

          WHEREAS, SunTrust, Canada, the Company and such Guarantors desire to amend and restate the Original Credit Agreement and the Original Reimbursement Agreement to consolidate the facilities thereunder and to increase revolving credit and letter of credit facilities thereunder, all as more particularly evidenced herein;

          NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by the Banks to the Company and the Guarantors, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend and restate the Original Credit Agreement and the Original Reimbursement Agreement as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


               SECTION 1.01   Definitions. In addition to the other terms
                              -----------
defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Account Instructions Agreement" shall mean that certain Account
                ------------------------------
     Instructions (Automatic Incurrence/Payment of Loans) Agreement, dated as of the date hereof, between the Company and SunTrust Bank, Atlanta, in the form of Schedule 1.01(a) hereto.
             ----------------

               "Account Party" shall mean the Company or any Guarantor in whose
                -------------
     account a Letter of Credit is to be or has been issued.

               "Additional Guarantor" shall have the meaning assigned to such
                --------------------
     term in Section 5.13(b)

               "Additional Pledgor" shall have the meaning assigned to such term
                ------------------
     in Section 5.13(b).

               "Advance" shall mean any advance by a Bank under the Commitments.
                -------

               "African Subsidiary" shall mean Gibb Africa International
                ------------------
     Limited.

               "Agent" shall mean SunTrust Bank, Atlanta, as agent for the Banks
                -----
     hereunder and under the other Loan Documents, and each successor agent.

               "Agent Fee" shall mean the "Agency Fee" as defined in the Fee
                ---------
     Letter, payable annually in advance to the Agent during the period prior to the Commitment Termination Date.

               "Affiliate" shall mean, with respect to any Person, any other
                ---------
     Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall mean this Second Amended and Restated Revolving
           ---------
     Credit Agreement, either as originally executed or as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

          "Applicable Commitment Fee Percentage" shall mean, with respect to
           ------------------------------------
     Commitment Fees through March 31, 1997, one-half of one percent (0.50%) per annum, and with respect to Commitment Fees during each fiscal quarter thereafter, the percentage determined for such fiscal quarter from Schedule
                                                                        --------
     1.01(b) under the column "Commitment Fee Percentage" based upon the
     -------
     Company's Senior Debt Coverage Ratio determined as of the end of each fiscal quarter, with any change to the Applicable Commitment Fee Percentage to be effective on the first day of the second fiscal quarter thereafter. By way of example, as of the first day of the second fiscal quarter of the Company, the Applicable Commitment Fee Percentage shall be calculated based on the ratio of the Company's Senior Debt Coverage Ratio reported for the fourth fiscal quarter of the prior fiscal year of the Company.

          "Applicable LC Fee Percentage" shall mean, with respect to Letter of
           ----------------------------
     Credit Fees through March 31, 1997, one and one-quarter percent (1.25%) per annum, and with respect to Letter of Credit Fees during each fiscal quarter thereafter, the percentage determined for such fiscal quarter from Schedule
                                                                        --------
     1.01(b) under the column "Letter of Credit Fee Percentage" based on the
     -------
     Company's Senior Debt Coverage Ratio determined as of the end of each fiscal quarter, with any change to the Applicable LC Fee Percentage to be effective on the first day of the second fiscal quarter thereafter. By way of example, as of the first day of the second fiscal quarter of the Company, the Applicable LC Fee Percentage shall be calculated based on the ratio of the Company's Senior Debt Coverage Ratio reported for the fourth fiscal quarter of the prior fiscal year of the Company.

          "Application Law" shall mean, anything in Section 11.05
           ---------------
     notwithstanding, (i) all applicable common law and principles of equity and
     (ii) all applicable provisions of all (a) constitutions, statutes, rules, regulations and orders of governmental bodies, (b) Governmental Approvals and (c) orders, decisions, judgments and decrees of all courts and arbitrators.

          "Applicable Margin" shall mean, with respect to all outstanding
           -----------------
     Advances through March 31, 1997, one percent (1.0%) per annum, and with respect to all outstanding Advances during each fiscal quarter thereafter, the percentage determined for such fiscal quarter from Schedule 1.01(b) under the column "Advance
                                  ----------------
     Margin" based on the Company's Senior Debt Coverage Ratio determined as of the end of each fiscal quarter, with any change to the Applicable Margin to be effective on the first day of the second fiscal quarter thereafter. By way of example, as of the first day of the second fiscal quarter of the Company, the Applicable Margin shall be calculated based upon the ratio of the Company's Senior Debt Coverage Ratio reported for the fourth fiscal quarter of the prior fiscal year of the Company.

          "Arrangement Fee" shall mean the "Arrangement Fee/Upfront Fee" as
           ---------------
      defined in the Fee Letter, less any portion thereof previously paid by the Company to SunTrust Capital Markets, Inc. upon the Company's acceptance of the Commitment Letter.

          "Asset Value" shall mean, with respect to any property or asset of the
           -----------
     Company or any of its Subsidiaries as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of the Company or such Subsidiary.

          "Assignment Agreement" shall mean an agreement in the form of Exhibit
           --------------------                                         -------
     A.
     -

          "Availability" shall mean, with respect to any Commitment, at any
           ------------
     time, the amount by which such Commitment exceeds all Advances made under such Commitment.

          "Avoidance Provisions" shall have the meaning set forth in Section
           --------------------
     10.01(b)(iii) hereof.

          "Bankruptcy Code" shall have the meaning set forth in Section
           ---------------
     10.01(b)(i) hereof.

          "Bankruptcy Law" shall mean laws governing bankruptcy, suspension of
           --------------
     payments, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, or other similar laws relating to the enforcement of creditors' rights generally.

          "Banks" shall have the meaning set forth in the first paragraph of
           -----
     this Agreement.

          "Barclays Agreement" shall mean the Facility Agreement, dated as of
           ------------------
     the date hereof, by and among Barclays Bank PLC, individually, as agent thereunder and as International Collateral Agent, Gibb Limited, Gibb Holdings Limited and certain of its Subsidiaries, Gibb Africa International Limited and certain of its Subsidiaries and the Company, as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time, pursuant to which Barclays Bank PLC has made available the Barclays Revolver and certain other facilities to Gibb Limited, Gibb Holdings Limited and the African Subsidiary.

          "Barclays Bank PLC" shall mean Barclays Bank PLC, an English banking
           -----------------
     corporation, any of its local affiliates and their respective successors and assigns.

          "Barclays Guaranties" shall mean, collectively, (1) that certain
           -------------------
     Guaranty Agreement, dated as of the date hereof, executed by the Company, Law International, Inc, and Gibb International Holdings, Inc. in favor of Barclays Bank PLC, and (2) that certain Guaranty Agreement, dated as of the date hereof, executed by certain other U.S. Subsidiaries of the Company in favor of Barclays Bank PLC, in each case as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

          "Barclays Revolver" shall mean, collectively, (1) the short-term
           -----------------
     revolving loan facility made available by Barclays Bank PLC to Gibb Limited under the Barclays Agreement in a principal amount not to exceed (Pounds) 4,474,940, less the Committed Amount of Local Facilities (as defined in clause (2) below) established by Barclays in favor of the African Subsidiary, of which short-term revolving loan facility up to (Pounds) 298,329 (or such higher amount as all Banks may agree) may be borrowed by Gibb Limited and (2) the local facilities requested by the African Subsidiary from time to time and established at the discretion of Barclays in an aggregate principal amount not to exceed (Pounds) 1,551,313 (or its equivalent in other currencies), less the outstanding obligations of Gibb
                                      ----
     Limited and Gibb Holdings Limited to Barclays under the short-term revolving loan facility described in clause (1) above in excess of (Pounds) 2,923,627 (the "Local Facilities"), as such Barclays Revolver may be
                     ----------------
     permanently reduced from time to time, and to the extent provided in
     Section 4.1(4) of the Intercreditor Agreement, the Barclays Revolver shall mean the Replacement Facility (as defined in the Intercreditor Agreement).

          "BGI Exposure" shall have the meaning assigned to such term in the
           ------------
     Intercreditor Agreement.

          "BGI Facility" shall mean the multi-currency guaranty facility made
           ------------
     available by Barclays Bank PLC to Gibb Limited under the Barclays Agreement in a principal amount not to exceed pounds 5,966,587.

          "Borrowing" shall mean a borrowing under the Commitments consisting of
           ---------
     simultaneous Advances by the Banks.

          "Borrowing Base" shall mean as at any time the sum of (a) eighty
           --------------
     percent (80%) of the U.S. Billed Fees Receivable, measured in a manner reasonably acceptable to the Agent as of the most recently ended month of the Company as determined from the most recently delivered Borrowing Base Certificate, plus (b) the lesser of (i) eighty percent (80%) of the U.S.
                  ----
     Unbilled Work in Process, measured in a manner reasonably acceptable to the Agent as of the most recently ended month of the Company as determined from the most recently delivered Borrowing Base Certificate, and (ii) $12,000,000, plus (c) $2,000,000 at any time during the Company's fiscal
                  ----
     months of September, October, November and December of 1997.

          "Borrowing Base Certificate" shall mean a certificate of the Chief
           --------------------------
     Executive Officer, the Chief Financial Officer or Corporate Controller of the Company in the form of Schedule 5.02(b)(2) delivered pursuant to
                                -------------------
     Section 5.02(b)(2) hereof.

          "Borrowing Base Reporting Date" shall mean the 15th day of each
           -----------------------------
     fiscal month of each fiscal year of the Company.

          "Business Day" shall mean a day of the year other than Saturday,
           ------------
     Sunday or any other day on which commercial banks are required to close in the city in the United States in which each Revolving Credit Bank maintains its principal place of business, or a day of the year on which commercial banks are required to close in London, England.

          "California Guaranty Supplement" shall mean that certain Amended and
           ------------------------------
     Restated California Guaranty Supplement, dated as of the date hereof, executed by Leroy Crandall & Associates, a California corporation, and Law Engineering and Environmental Services, Inc., a Georgia corporation, in favor of the Banks and Barclays Bank PLC.

          "Capitalization" shall mean, at any time, the sum of (a) Consolidated
           --------------
     Net Worth plus (b) Funded Debt.
               ----

          "CERCLA" shall mean the Comprehensive Environmental Response
           ------
     Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. (S) 9601 et seq.).
                                             -- ---

          "Change of Control" shall mean any entity or related groups of
           -----------------
     entities shall obtain the beneficial ownership, or the power to vote, more than 25% of the outstanding securities (of any class or type) of the Company with the right to vote for the election of the Board of Directors of the Company.

          "Change of Management" shall mean a change in any officers of the
           --------------------
     Company and each of its Subsidiaries listed on Schedule 1.01(c) to a person
                                                    ----------------
     not having equal or better qualifications, financial acumen, management skills and standing in the industry as such officer has within 90 days after such officer no longer holds such office.

          "Closing Date" shall mean February 7, 1997.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
     time to time, and the regulations promulgated and the rulings issued thereunder.

          "Collateral" shall mean all real and personal property and assets,
           ----------
     now or hereafter existing, of the Company and its Subsidiaries over which the Company or such Subsidiary has granted a Lien to the U.S. Collateral Agent or the International Collateral Agent pursuant to the Security Documents, and all proceeds and products thereof, provided, however, that
                                                       --------  -------
     the term Collateral shall not include cash collateral securing bonds, guaranties and indemnities under the BGI Facility issued for periods of five years or longer or with no expiry date.

          "Collateral Agent" shall mean the U.S. Collateral Agent or the
           ----------------
     International Collateral Agent, as the case may be.

          "Commitment" shall mean, for any Bank at any time, the revolving
           ----------
     credit facility severally established by such Bank in favor of the Company pursuant to Section 2.01, including, without duplication, such Bank's Pro Rata Share of the Letter of Credit Subfacility and, in the case of SunTrust, the Swing Line, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.08,
                                                                   ------------
     any assignment thereof pursuant to Section 11.08, or any amendment
                                        -------------
     thereof pursuant to Section 11.02.
                         -------------

          "Commitment Fee" shall have the meaning set forth in Section 2.13(c).
           --------------

          "Commitment Letter" means that certain Letter Agreement, dated as of
           -----------------
     December 24, 1996, executed by the Banks and Barclays Bank PLC and accepted and agreed to by the Company and certain of its Subsidiaries.

          "Commitment Termination Date" shall have the meaning set forth in
           ---------------------------
     Section 2.01.

          "Committed Amount" shall mean, with respect to any Facility, the
           ----------------
     maximum principal amount of such Facility committed by the Banks or any of them, including any portion of the Committed Amount of such Facility in which such Bank has purchased a participation and excluding any portion of the Committed Amount of such Facility in which such Bank has sold a participation, as such amount may be reduced from time to time.

          "Company Pledge Agreement" shall mean that certain Amended and
           ------------------------
     Restated Stock and Notes Pledge Agreement (Borrower), dated as of the date hereof, executed by the Company in favor of the U.S. Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Company Security Agreement" shall mean that certain Amended and
           --------------------------
     Restated Security Agreement (Borrower), dated as of the date hereof, executed by the Company in favor of the U.S. Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Company Trademark Security Agreement" shall mean that certain
           ------------------------------------
     Amended and Restated Trademark Security Agreement (Borrower), dated as of the date hereof, executed by the Company in favor of the U.S. Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Consolidated EBIT" shall mean, for any fiscal period of the Company,
           -----------------
     an amount equal to the sum of (a) Consolidated Net Income (Loss), plus (b)
                                                                       ----
     to the extent deducted in determining Consolidated Net Income (Loss), (i) provisions for taxes based on income of the Company and its Subsidiaries (unless otherwise noted) determined on a consolidated basis in accordance with GAAP and (ii) Interest Expense.

          "Consolidated Net Income (Loss)" shall mean, for any fiscal period
           ------------------------------
     of the Company, the net income (or loss) of the Company and its Subsidiaries (unless otherwise noted) determined on a consolidated basis for such period (taken as a single accounting period), in accordance with GAAP.

          "Consolidated Net Worth" shall mean, as of the date of determination,
           ----------------------
     the Company's total shareholders' equity, determined in accordance with GAAP, but measured at the currency exchange rates in effect as of December 31 of the immediately preceding fiscal year, but measured at the currency exchange rates as in effect as of December 31, 1996.

          "Contractual Obligations" of any Person shall mean any provision of
           -----------------------
     any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of its property is bound.

          "Contributing Guarantor" shall have the meaning set forth in Section
           ----------------------
     10.01(e) hereof.

          "Controlled Disbursements Account" shall mean the controlled
           --------------------------------
     disbursements account maintained by the Company with SunTrust governed by the Account Instructions Agreement.

          "Default" shall mean any event that, with notice or lapse of time or
           -------
     both, would constitute an Event of Default.

          "Dollar Equivalent" shall mean, with respect to any monetary amount
           -----------------
     denominated in a currency other than U.S. Dollars, at any time for the determination thereof, the amount of U.S. Dollars obtained by converting such foreign currency involved in such computation into U.S. Dollars at the spot rate for the purchase of U.S. Dollars with the applicable foreign currency as quoted by the Agent at approximately 11:00 a.m. (Atlanta, Georgia time) on the day of determination thereof specified herein or, if the day of determination thereof is not otherwise specified herein, on the date two Business Days prior to such determination.

          "Domestic Interest Coverage Ratio" shall mean, for any fiscal period
           --------------------------------
     of the Company, the ratio of (a) Consolidated EBIT of the Company and the U.S. Subsidiaries for such fiscal period to (b) Interest Expense of the Company and the U.S. Subsidiaries for such fiscal period.

          "Domestic Senior Debt Coverage Ratio" shall mean, for any fiscal
           -----------------------------------
     period of the Company, the ratio of (a) Senior Funded Debt of the Company and the U.S. Subsidiaries as of the last day of such fiscal period to (b) EBITDA of the Company and the U.S. Subsidiaries for the rolling four-quarter period ending on the last day of such fiscal period.

          "EBITDA" shall mean, for any period of the Company, an amount equal to
           ------
     the sum of (a) Consolidated EBIT, plus (b) depreciation and amortization
                                       ----
     expenses (as determined on a consolidated basis in accordance with GAAP) to the extent deducted in determining such Consolidated EBIT.

          "Enforcement Event" shall have the meaning assigned to such term in
           -----------------
     the Intercreditor Agreement.

          "Environmental Laws" shall mean all federal, state, local and foreign
           ------------------
     statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance (as such term is defined under CERCLA), petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance (as such term is defined under CERCLA), petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. (S) 7401 et seq.), (ii) the Clean Water Act (33 U.S.C. (S)
                             -- ---
     1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 U.S.C.
          -- ---
     (S) 6901 et seq), (iv) the Toxic Substances Control Act (15 U.S.C. (S) 2601
              -- ---
     et seq.) and (v) CERCLA.
     -- ---

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974
           -----
     and all rules and regulations promulgated pursuant thereto, as the same may from time to time be supplemented or amended.

          "ERISA Affiliate" shall mean any trade or business (whether
           ---------------
     incorporated or unincorporated) which together with the Company is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

          "ESOP" shall mean the Law Companies Group, Inc. Employee Stock
           ----
     Ownership Plan to be sponsored by and maintained by the Company, the terms and provisions of which shall have been approved in writing by the Banks in their reasonable discretion.

          "Event of Default" shall have the meaning set forth in Article VIII.
           ----------------

          "Executive Officer" shall mean, collectively, each of the officers of
           -----------------
     the Company and each of its Subsidiaries listed on Schedule 1.01(c) hereto
                                                        ----------------
     and any Person hereafter holding any office or offices which individually or collectively are assigned substantially similar duties.

          "Existing Letters of Credit" shall mean, collectively, the letters of
           --------------------------
     credit described on Schedule 1.01(d) which were previously issued by
                         ----------------
     SunTrust for the account of the Company or any of its U.S. Subsidiaries pursuant to the Original Reimbursement Agreement.

          "Facilities" shall mean, collectively, the First Tier Facilities and
           ----------
     the Second Tier Facilities.

          "Federal Funds Rate" shall mean, for any period, a fluctuating
           ------------------
     interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" means that certain Letter Agreement, dated as of December
           ----------
     23, 1996, executed by SunTrust Capital Markets, Inc. and SunTrust Bank, Atlanta and agreed to by the Company, setting forth certain fees payable by the Company in connection with proposed financing contemplated by the Commitment Letter.

          "Fees" shall mean, collectively, the Arrangement Fee, the Agent's Fee,
           ----
     the Commitment Fee and the Letter of Credit Fee.

          "First Tier Facilities" shall mean, collectively and without
           ---------------------
     duplication, the Commitments, the Barclays Revolver and the BGI Facility.

          "Fixed Charge Coverage Ratio" shall mean, for any fiscal period of the
           ---------------------------
     Company, the ratio of (a)(1) EBITDA for the rolling four-quarter period ending on the last day of such period, minus (2) capital expenditures
                                            -----
     (determined on a
     consolidated basis in accordance with GAAP) made by the Company and its Subsidiaries during the rolling four-quarter period ending on the last day of such period, to the extent permitted by Section 7.09, to (b) Fixed Charges for the rolling four-quarter period ending on the last day of such period.

          "Fixed Charges" shall mean, for any fiscal period of the Company, (i)
           -------------
     Interest Expense for such period plus (ii) current maturities of long-term
                                      ----
     indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, plus (iii) taxes paid by the
                                                 ----
     Company and its Subsidiaries in cash during such period, determined on a consolidated basis in accordance with GAAP, plus (iv) any payments made
                                                 ----
     during such period by the Company in connection with the Georgetown Steel Litigation.


          "FLECBOA" shall mean the $3,589,000 loan and lease arrangements
           -------
     evidenced by that certain Participation Agreement, dated as of November 2, 1994, among Law Engineering and Environmental Services, Inc., formerly known as Law Environmental, Inc., FLECBOA, Inc., the Company and SouthTrust Bank of Georgia, N.A. and other related documents executed in connection therewith, as amended or modified prior to the date hereof.

          "401(k) Plan" shall mean, collectively, the Law Companies Group, Inc.
           -----------
     401(k) Savings Plan sponsored by and maintained by the Company, as in effect on the date hereof, together with the Law Companies Group, Inc. Puerto Rico 401(k) Savings Plan sponsored by and maintained by the Company.

          "Foreign Corporation States" shall mean the States of Alabama,
           --------------------------
     Arkansas, Indiana, Mississippi, New Hampshire, Texas and Vermont.

          "Funded Debt" shall mean (i) all indebtedness for borrowed money of
           -----------
     the Company and its Subsidiaries on a consolidated basis, including, without limitation, current maturities of indebtedness for borrowed money, but excluding reimbursement obligations relating to the Letters of Credit and bonds, guaranties and indemnitees issued under the BGI Facility.

          "Funding Guarantor" shall have the meaning set forth in Section
           -----------------
     10.01(e) hereof.

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
     in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination.

          "Georgetown Steel Litigation" shall mean the obligation of the Company
           ---------------------------
     and its Subsidiaries under the judgment rendered by the United States District Court for the District of South Carolina in Georgetown Steel
                                                          ----------------
     Corporation v. Union Carbide Corporation et al.
     ----------------------------------------------

          "Gibb Holdings Limited" shall mean Gibb Holdings Limited, a United
           ---------------------
     Kingdom corporation and an indirect Subsidiary of the Company.

          "Gibb Limited" shall mean Gibb Limited, a United Kingdom corporation
           ------------
     and an indirect Subsidiary of the Company.

          "Governmental Approval" shall mean any order, permission,
           ---------------------
     authorization, consent, approval, license, franchise, permit or validation of, exemption by, registration or filing with, or report or notice to, any governmental agency or unit, or any public commission, board or authority.

          "Guarantor Pledge Agreement" shall mean, collectively, that certain
           --------------------------
     Amended and Restated Stock and Notes Pledge Agreement (Guarantors), dated as of the date hereof, executed by each Guarantor in favor of the U.S. Collateral Agent, and that certain Membership Interest Pledge Agreement, dated as of the date hereof, executed by Law Engineering and Environmental Services, Inc. in favor of the U.S. Collateral Agent, in each case as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Guarantors" shall have the meaning set forth in the first paragraph
           ----------
     of this Agreement, and "Guarantor" shall mean any of the Guarantors.
                             ---------

          "Guarantor Security Agreement" shall mean that certain Amended and
           ----------------------------
     Restated Security Agreement (Guarantors), dated as of the date hereof, executed by each Guarantor in favor of the U.S. Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Guarantor Trademark Security Agreement" shall mean that certain
           --------------------------------------
     Amended and Restated Trademark Security Agreement (Guarantors), dated as of the date hereof, executed by each Guarantor in favor of the U.S. Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time.

          "Guaranty" shall have the meaning set forth in Section 10.01(a).
           --------

          "Guaranty Obligations" shall have the meaning set forth in Section
           --------------------
     10.01(a).

          "HKS" shall mena Hill Kaplan Scott Law Gibb (Pty) Limited, a South
           ---
     African company.

          "HKS Synthetic Stock" shall mean the synthetic stock issued by HKS
           -------------------
     Trust and remaining outstanding as of the Closing Date which tracks the value of the common stock of the Company.

          "HKS Trust" shall mean HKS Law Gibb Share Trust (Pty) Limited, a
           ---------
     South African trust.

          "Indebtedness" shall mean (i) indebtedness for borrowed money or for
           ------------
     the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business),
     (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iv) financial obligations as the issuer of capital stock redeemable in whole or in part at the option of any Person other than such issuer, at a fixed and determinable date or upon the occurrence of an event or condition not solely within the control of such issuer, (v) all obligations (contingent or otherwise) with respect to interest rate and currency leasing agreements, (vi) reimbursement obligations (contingent or otherwise) with respect to amounts under letters or credit, bankers acceptances and similar instruments, (vii) financial obligations under purchase money mortgages,
     (viii) financial obligations under asset securitization vehicles, (ix) conditional sale contracts and similar title retention instruments, and (x) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (ix) above.

          "Intercompany Note" shall mean (1) a promissory note in the form of
           -----------------
     Exhibit B-1 hereto, executed by the Company in favor of any of its U.S.
     -----------
     Subsidiaries evidencing intercompany indebtedness and expressly subordinated to the Indebtedness owed to the Banks and Barclays, (2) a promissory note in the form of Exhibit B-2 hereto, executed by a U.S.
                                    -----------
     Subsidiary in favor of the Company or a promissory note in the form of Exhibit B-3 hereto, executed by a U.S. Subsidiary in favor of another U.S.
     -----------
     Subsidiary, in each case evidencing intercompany indebtedness and secured by a second priority lien (subordinated to the lien of the U.S. Collateral Agent) on the accounts receivable, work in progress, inventory, equipment, general intangibles and other personal property assets of the Person executing such promissory note, together with UCC-1 financing statements executed by the borrower under such promissory note as debtor and the lender under such promissory note as secured party and assigned by the lender under such promissory note to the U.S. Collateral Agent and (3) a promissory note in the form of Exhibit B-4 hereto, executed by an
                                      -----------
     International Subsidiary in favor of the Company or a promissory note in the form of Exhibit B-5 hereto, executed by International Subsidiary in
                 -----------
     favor of any Domestic Subsidiary of the Company, in each case evidencing unsecured intercompany indebtedness.

          "Intercreditor Agreement" shall mean that certain Intercreditor
           -----------------------
     Agreement, dated as of the date hereof, among the Banks and Barclays Bank PLC, and acknowledged and agreed to by the Company and certain of its Subsidiaries, as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

          "Intercreditor Agreement Agent" shall mean SunTrust and its
           -----------------------------
     successors and assigns, as agent for the Banks, Barclays Bank PLC, the U.S. Collateral Agent and the International Collateral Agent under the Intercreditor Agreement.

          "Interest Expense" shall mean, for any fiscal period of the Company,
           ----------------
     total interest expense (including, without limitation, interest expense attributable to capitalized leases in accordance with generally accepted accounting principles) of the Company and its Subsidiaries (unless otherwise noted), on a consolidated basis, for such period.

          "International Collateral Agent" shall mean Barclays Bank PLC and its
           ------------------------------
     successors and assigns, as collateral agent and trustee for the benefit of Barclays Bank PLC under the International Security Documents.

          "International Pledgors" shall mean, collectively, each of the
           ----------------------
     International Subsidiaries executing any of the International Security Documents.

          "International Security Documents" shall mean, collectively, all
           --------------------------------
     Guaranties and Debentures, Security Agreements, Share Charges, Hypothecation Agreements and all other documents and instruments listed in Part B(II) of Exhibit B to the Intercreditor Agreement, as amended, restated, supplemented or otherwise modified from time to time.

          "International Subsidiary" shall mean any Subsidiary of the Company
           ------------------------
     incorporated or otherwise organized in a country or state other than the United States.

          "Investment" shall mean, when used with respect to any Person, any
           ----------
     direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

          "Judgement Currency" shall have the meaning assigned to such term in
           ------------------
     Section 11.10(b).

          "Judgment Currency Conversion Date" shall have the meaning assigned
           ---------------------------------
     to such term in Section 11.10(b).

          "Law Companies Group, Ltd." shall mean Law Companies Group, Ltd. a
           ------------------------
Jersey corporation and wholly owned subsidiary of Gibb Limited.

          "Letter of Credit Application." shall mean an "Application and
           ----------------------------
     Agreement for Irrevocable Standby Letter of Credit" duly executed and delivered by the Company or any of its Subsidiaries substantially in the form of Exhibit C attached hereto, including, without limitation, any such
             ---------
     application and agreement executed and delivered prior to the date of this Agreement in respect of any Existing Letter of Credit.

          "Letter of Credit Exposure" shall mean the Letter of Credit
           -------------------------
     Obligations, less the aggregate amount of cash collateral securing the Letters of Credit in a manner satisfactory to the Banks.

          "Letter of Credit Fee" shall have the meaning set forth in Section
           --------------------                                      -------
     2.13(d).
     -------

          "Letter of Credit Obligations" shall mean, with respect to Letters of
           ----------------------------
     Credit, as at any date of determination, the sum of (a) the maximum aggregate amount which at such date of determination is available to be drawn by the beneficiaries thereof (assuming the conditions for drawing thereunder have been met) under all Letters of Credit then outstanding, plus (b) the aggregate amount of all drawings under Letters of Credit
     ----
     honored by the Agent not theretofore reimbursed by the Company.

     "Letter of Credit Subfacility" shall mean the $5,000,000 letter of credit
      ----------------------------
facility established by the Banks pursuant to which the Agent will issue Letters of Credit for the account of an Account Party pursuant to Sections 2.04 and 2.05 hereof.

     "Letters of Credit" shall mean the Existing Letters of Credit and any other
      -----------------
letters of credit issued pursuant to Article II hereof after the Closing Date by
                                     ----------
the Agent for the account of the Company pursuant to the Commitments.

     "Lex Insurance" shall mean, collectively, Lex International Insurance
      -------------
Company, Limited and Carriber Insurance Company Limited, each a Bermuda corporation.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance,
      ----
lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Loan Documents" shall mean this Agreement, each Exhibit and Schedule to
      --------------
this Agreement, the Notes, all Letter of Credit Applications, the Intercreditor Agreement, the U.S. Security Documents, the Supplemental Documents hereafter executed and delivered to the Banks and the Agent and each other document, instrument, certificate and opinion executed and delivered in connection with the foregoing, each as amended, restated, supplemented or otherwise modified from time to time as provided in Section 11.02.

     "Material U.S. Subsidiaries" shall mean, collectively, Ensite, Inc., Gibb
      --------------------------
International Holdings, Inc., Law Engineering and Environmental Services, Inc., Law Environmental Consultants, Inc., Law International, Inc,. Leroy Crandall and Associates, together with each other U.S. Subsidiary of the Company now or hereafter existing which either (1) has assets comprising five percent (5%) or more of the assets of the Company and its Subsidiaries, taken as a whole or (2) has revenues comprising five percent (5%) or more of the revenues of the Company and its Subsidiaries, taken as a whole.

     "Materially Adverse Effect" shall mean a materially adverse change in the
      -------------------------
operations, business, property or assets of, or in the condition (financial or otherwise) or prospects of, the Company and its Subsidiaries, taken as a whole.

          "Maximum Permissible Rate" shall mean, with resect to interest
           ------------------------
     payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on any Bank or (ii) any Bank being unable to enforce payment of (or if collected, to retain) all or part of such amount to interest payable thereon.

          "Mortgaged Property" shall mean, collectively, all parcels of real
           ------------------
     property owned or leased by the Company or any of its Subsidiaries which is subject to a Mortgage.

          "Mortgages" shall mean, collectively, the North Carolina Mortgage,
           ---------
     together with all of the mortgages, deeds of trust or deeds to secure debt hereafter executed in favor of the U.S. Collateral Agent by the Company or any U.S. Subsidiary, including without limitation, (when executed and delivered) the deed of trust to be executed by Law Engineering and Environmental Services, Inc. for the benefit of the U.S. Collateral Agent with respect to the real property located in Escambia County, Florida now securing FLECBOA, as the same may be hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

          "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
           ------------------
     Section 4001(a)(3) of ERISA.

          "Net Fees" shall mean, for the Company and its Subsidiaries on a
           --------
     consolidated basis, gross fees less costs related to subcontracts.
                                    ----

          "Net Fees Budgeted" means, with respect to any fiscal year of the
           -----------------
     Company, the Net Fees reasonably budgeted by the Company and its Subsidiaries for such fiscal year, the amount of which shall be reasonably satisfactory to the Required Banks. If no Bank objects to such budgeted fees within 45 days of receipt by it of the annual budget required to be delivered pursuant to Section 5.02(d), such budget shall be deemed satisfactory to the Required Banks.

          "Net Issuance Proceeds" shall mean the net cash proceeds received by
           ---------------------
     the Company or any of its Subsidiaries upon the issuance by the Company of any of its capital stock to any Person.

          "Net Redemption Costs" shall mean all cash, notes and other
           --------------------
     consideration paid by the Company or any of its Subsidiaries for the purchase or redemption of shares of capital stock of the Company.

          "Nonpayment Default" shall have the meaning assigned to such term in
           ------------------
     the Intercreditor Agreement.

          "North Carolina Mortgage" shall mean that certain Amended and
           -----------------------
     Restated Revolving Credit Deed of Trust and Security Agreement, dated as of the date hereof, executed by the Company in favor of David R. Dorton as trustee for the benefit of the U.S. Collateral Agent with respect to the Mortgaged Property located in North Carolina, as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

          "Note" shall mean a promissory note of the Company payable to the
           ----
     order of any Bank, in substantially the form of Exhibit D hereto,
                                                     ---------
     evidencing the maximum aggregate principal indebtedness of the Company to such Bank under such Bank's Commitment, either as originally executed or as it may be from time to time supplemented, modified, amended, renewed or extended.

          "Notice of Borrowing" shall have the meaning set forth in Section
           -------------------
     2.02 hereof.

          "Obligations" shall mean all amounts owning to the Agent or any Bank
           -----------
     pursuant to the terms of this Agreement or any other Loan Document, including without limitation, all Advances (including all principal and interest payments due thereunder), all Letter of Credit Obligations, Fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Company and the Guarantors, covenants and duties of the Company to the Banks, the Agent and the U.S. Collateral Agent of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement or under the other Loan Documents, by operation of law or otherwise, now existing or hereafter arising or whether or not for the payment of money or the performance or the nonperformance of any act, including, but not limited to, all debts, liabilities and obligations owning by the Company to others which the Banks may have obtained by assignment or otherwise, and all damages which the Company may owe to the Banks, the Agent and the U.S. Collateral Agent by reason of any breach by the Company of any representation, warranty, covenant, agreement or other provision of this Agreement or of any other Loan Document.

          "Original Credit Agreement" shall have the meaning set forth in the
           -------------------------
     first recital clause to this Agreement.

          "Original Reimbursement Agreement" shall have the meaning set forth
           --------------------------------
     in the first recital clause to this Agreement.

          "Other Claim" shall have the meaning set forth in Section 5.06 hereof.
           -----------

          "Other Debtor Relief Law" shall have the meaning set forth in Section
           -----------------------
     10.01(b)(iii) hereof.

          "Partially Owned Subsidiaries" shall mean, collectively, Law/Sundt,
           ----------------------------
     Inc., a California corporation, Envirosource Incorporated, a Georgia corporation, and Law/Spear, LLC, a Georgia limited liability company.

          "Payment Default" shall have the meaning assigned to such term in the
           ---------------
     Intercreditor Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation and any
           ----
     successor thereto.

          "Permitted Preferred Stock" shall mean preferred stock of the Company
           -------------------------
     which either (1) has a divided rate of no more than 8% per annum and does not require any return of capital or equity prior to May 1, 2000 or (2) is on terms and conditions to which the Banks have otherwise given their prior written consent.

          "Person" shall mean an individual, corporation, partnership, trust or
           ------
     unincorporated organization, a government or any agency or political subdivision thereof.

          "Petermuller Subsidiaries" shall mean, collectively, Gibb Petermuller
           -----------------------
     & Partners (Guernsey) Limited, a Guernsey corporation, and Gibb Petermuller & Partners (Cyprus) Limited, a Cypriot corporation.

          "Plan" shall mean any employee benefit plan, program, arrangement,
           ----
     practice or contact, maintained by or on behalf of the Company or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

               (i)  Executive Arrangements - any bonus, incentive compensation,
                    ----------------------
          stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

               (ii) ERISA Plans - any "employee benefit plan" as defined in
                    -----------
          ERISA, including but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

               (iii)     Other Employee Fringe Benefits - any stock purchase,
                         ------------------------------
          vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

          "Prime Rate" shall mean the greater of (a) the per annum rate of
           ----------
     interest designated from time to time by the Agent to be its prime rate, as in effect from time to time, or (b) a per annum rate equal to the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%), with any change in the rate of interest resulting from a change in the Prime Rate or the Federal Funds Rate to be effective as of the opening of business of the day of such change. The prime rate designated from time to time by the Agent is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial loans or other loans at rate of interest at, above or below the prime rate designated from time to time by the Agent.

          "Pro Rata Share" shall mean, for any Bank, with respect to the
           --------------
     Facilities (whether one or more), the proportion expressed as a percentage equal to (1) the sum of such Bank's portion of the Committed Amounts of such Facilities (including, without duplication, any portion of the Committed Amounts of such Facilities in which such Bank has purchased a participation and excluding, without duplication, any portion of the Committed Amounts of such Facilities in which such Bank has sold a participation), divided by (2) the sum of the Committed Amounts of such Facilities; provided, however, that after the occurrence of a Sale Event or
                 --------  -------
     an Enforcement Event, unless otherwise provided in the Intercreditor Agreement, the Committed Amount of the BGI Facility for purposes of this definition of Pro Rata Share shall be deemed to be the BGI Exposure immediately prior to the Sale Event or on the date of the Enforcement Event, respectively, rather than the Committed Amount of the BGI Facility.

          "Regulation U" shall mean Regulation U of the Board of Governors of
           ------------
     the Federal Reserve System, as in effect from time to time, and any Regulation successor thereto.

          "Regulation X" shall mean Regulation X of the Board of Governors of
           ------------
     the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

          "Required Banks" shall mean Banks and Barclays Bank PLC whose combined
           --------------
     Pro Rata Shares as of the Closing Date of the First Tier Facilities are at least seventy-two percent (72%) of the Committed Amounts of such First Tier Facilities.

          "Sale Event" shall have the meaning assigned to such term in the
           ----------
     Intercreditor Agreement.

          "Second Amendment to SunTrust Interest Rate Swap Agreement" shall mean
           ---------------------------------------------------------
     that certain Second Amendment to Master Agreement, dated as of the date hereof, between SunTrust and the Company.

          "Second Tier Facilities" shall have the meaning assigned to such term
           ----------------------
     in the Intercreditor Agreement.

          "Security Documents" shall mean, collectively, the U.S. Security
           ------------------
     Documents and the International Security Documents.

          "Senior Debt Coverage Ratio" shall mean, for any fiscal period of the
           --------------------------
     Company, the ratio of (a) Senior Funded Debt as of the last day of such fiscal period to (b) EBITDA for the rolling four-quarter period ending on the last day of such fiscal period.

          "Senior Debt Leverage Ratio" shall mean, for any fiscal period of the
           --------------------------
     Company, the ratio of (a) Senior Funded Debt as of the last day of such fiscal period to (b) Capitalization as of the last day of such fiscal period.

          "Senior Funded Debt" shall mean, at any time, (a) Funded Debt minus
           -------------------                                          -----
     (b) Subordinated Indebtedness, minus (c) $3,589,000 for the fiscal quarter
                                    -----
     of the Company ending March 31, 1997 if and only if the Company refinances FLECBOA pursuant to Section 5.18 hereof on or prior to March 31, 1997.

          "Shareholder Notes" shall mean all promissory notes now or hereafter
           -----------------
     issued by the Company to any shareholder in connection with the repurchase of such shareholder's common stock of the Company or issued by Law Companies Group Limited or HKS in connection with the repurchase of any synthetic stock issued by Law Companies Group Limited or HKS.

          "Subordinated Indebtedness" shall mean any Indebtedness of the Company
           -------------------------
     or any "Obligor" as defined under the Barclays Agreement that is Subordinated in certain instances in right of payment to the prior payment in full in cash of the Obligations and the "Barclays Obligations" as defined in the Intercreditor Agreement on terms and conditions satisfactory to the Required Banks, including, without limitation, those Intercompany Notes executed by the Company and the Shareholder Notes.

          "Subsidiary" of any Person shall mean any corporation, partnership or
           ----------
     other Person of which a majority of all the outstanding capital stock (including director's qualifying shares) or other securities or ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is, at the time as of which any such determination is being made, directly or indirectly owned by such Person, or by one or more of the Subsidiaries of such Person, and which corporation, partnership or other Person is consolidated with such Person for financial reporting purposes. Unless otherwise specified, "Subsidiaries" and "Subsidiary" shall mean the Subsidiaries and a Subsidiary, respectively, of the Company.

          "SunTrust Interest Rate Contracts" shall mean all interest rate swap
           --------------------------------
     agreements, interest rate cap agreements, interest rates collar agreements, interest rate insurance and other agreements and arrangements designed to provide protection against fluctuations in interest rates in each case between the Company and SunTrust Bank, Atlanta, including, without limitation, the SunTrust Interest Rate Swap Agreement, together with all interest rate swap confirmations made pursuant thereto, in each case as the same may be from time to time supplemented, modified, amended, renewed or extended.

          "SunTrust Interest Rate Swap Agreement" shall mean the Master
           -------------------------------------
     Agreement, dated as of October 8, 1993, between SunTrust and the Company, as amended by the First Amendment to Master Agreement, dated as of October 11, 1995, between SunTrust and the Company, and by the Second Amendment to SunTrust Interest Rate Swap Agreement and as further amended, restated, supplemented or otherwise modified from time to time.

          "Swap Guaranty" shall mean that certain Guaranty Agreement, dated as
           -------------
     of the date hereof, executed by the Guarantors in favor of SunTrust, pursuant to which the Guarantors have guaranteed the obligations of the Company under the SunTrust Interest Rate Swap Agreement.

          "Swing Line" shall have the meaning assigned to such term in Section
           ----------
     2.03.

          "Supplemental Documents" shall mean, collectively, all documents
           ----------------------
     described on Schedule 5.13 hereto.
                  -------------

          "Tax" shall mean, with respect to any person or entity, any federal,
           ---
     state or foreign tax, assessment, customs duties, or other governmental charge, levy or assessment (including any withholding tax) upon such person or entity or upon such person's or entity's assets, revenues, income or profits, other than income and franchise taxes imposed upon any Bank by the jurisdictions (or any political subdivision thereof) in which such Bank has its principal office or office from which its Advances are made, or in which such Bank is incorporated.

          "United States" or "U.S." means the United States of America, its
           -------------      ----
     fifty (50) States and the District of Columbia.

          "U.S. Billed Fees Receivable" shall mean accounts receivable of the
           ---------------------------
     Company and its U.S. Subsidiaries, on a consolidated basis, for which a bill or invoice has been issued to the account debtor and which is not more than 90 days delinquent past the date due as stated on such bill or invoice.

          "U.S. Collateral Agent" shall mean SunTrust and its successors and
           ---------------------
     assigns, as collateral agent and trustee for the benefit of the Banks and Barclays Bank PLC under the U.S. Security Documents.

          "U.S.Dollar" "Dollar" and "$" shall mean lawful money of the United
           ----------   ------       -
     States of America.

          "U.S. Security Documents" shall mean, collectively, the Mortgage, the
           -----------------------
     Company Pledge Agreement, the Company Security Agreement, the Company Trademark Security Agreement, the Guarantor Pledge Agreement, the Guarantor Security Agreement, the Guarantor Trademarks Security Agreement, the U.S. Share Charges, all UCC financing statements and fixture filings naming the Company or any of its Subsidiaries as debtor and the U.S. Collateral Agent as secured party, all stock certificates evidencing shares of stock pledge to the U.S. Collateral Agent, together with undated stock powers or other appropriate instruments of transfer executed in blank, all filings in the U.S. Patent and Trademark Office which are required to be made under the Loan Documents and all Intercompany Notes pledged to the U.S. Collateral Agent, together with appropriate instruments of transfer executed in blank.

          "U.S. Share Charges" shall mean, collectively, all Charges over
           ------------------
     Shares, Deeds of Rectification, Security Agreements, Pledges of Shares, Pledge Agreements and all other documents and instruments listed in Part B(I) of Exhibit B to the Intercreditor

     Agreement, as amended, restated, supplemented or otherwise modified from time to time.

          "U.S. Subsidiary" shall mean any Subsidiary of the Company that is
           ---------------
     incorporated or otherwise organized in the United States.

          "U.S. Unbilled Work in Process" shall mean work in process of the
           -----------------------------
     Company and its U.S. Subsidiaries (excluding the Partially Owned Subsidiaries), on a consolidated basis, performed under a contract or agreement and for which no bill or invoice has been issued, including, without limitation, any payments that have been received prior to the completion of the related work in process and deposited into an identifiable account, with amounts to be drawn down from such account as work is performed and which is not more than 60 days past the date the revenue related to such work was recognized.

          SECTION 1.02. Calculations; Accounting Terms. Calculations of all
                        ------------------------------
financial data herein shall be on a consolidated basis for the Company and all Subsidiaries; and all accounting terms used herein shall, unless otherwise expressly indicated, be in reference to the Company and its Subsidiaries, on a consolidated basis (excluding the Partially Owned Subsidiaries), which may be accounted for in accordance with the entity investment method to the extent such method is in accordance with GAAP), and shall have the meanings ascribed thereto under and be interpreted in accordance with GAAP. All calculations and determinations under Article VII shall be made in accordance with accounting principles consistent with those followed in the preparation of the annual or interim financial statements, as applicable, referred to in Section 5.02.

          SECTION 1.03. Other Definitional Provisions.
                        -----------------------------

          (a) Except as otherwise specified herein, all references herein (A) to any Person, other than the Company or any Guarantor, shall be deemed to include such Person's successors, transferees and assignees, (B) to the Company or any Guarantor shall be deemed to include such Person's successors, (C) to any Applicable Law specifically defined or referred to herein shall be deemed references to such Applicable Law as the same may be amended or supplemented from time to time, and (D) to any contract defined or referred to herein shall be deemed references to such contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and "Section", "Subsection", "Schedule" and "Exhibit" shall refer to Sections and Subsections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

          (d) All terms defined in this Agreement shall have the defined meanings when used in any Note or, except as otherwise expressly stated therein, any certificate, opinion or other Loan Document.

          SECTION 1.04. Captions. Article and Section captions in this Agreement
                        --------
are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                  ARTICLE II

                AMOUNT AND TERMS OF LOANS AND LETTER OF CREDIT
                ----------------------------------------------

          SECTION 2.01. Commitments and Notes. Subject to and upon the terms and
                        ---------------------
conditions set forth in this Agreement, each of the Banks severally establishes until February 6, 1998, unless otherwise extended pursuant to Section 2.16 below (February 6, 1998, or such later date as the Commitments have been extended pursuant to Section 2.16, is hereinafter referred to as the "Commitment
                                                             ----------
Termination Date") a revolving credit facility in favor of the Company in
----------------
aggregate principal at any one time outstanding not to exceed the sum set forth opposite such Bank's name below, as the same may be reduced from time to time pursuant to the terms hereof:

     SunTrust Bank, Atlanta             $20,000,000         50%
     National Bank of Canada            $20,000,000         50%


               TOTAL:                   $40,000,000        100%
                                                           ===

Within the limits of the Commitments, the Company may borrow, repay and reborrow under the terms of this Agreement; provided, however, that (i) the aggregate
                                   --------  -------
principal amount of each Borrowing shall not be less than $250,000 and shall be in integral multiples of $50,000, (ii) the Company may neither borrow nor reborrow should there exist a Default or an Event of Default and (iii) the aggregate outstanding amount of Advances after giving effect to each Borrowing plus the Letter of Credit Exposure shall not exceed the lesser of (A) Committed Amount of the Commitments and (B) the Borrowing Base. Borrowings under the

Commitments shall be made through simultaneous Advances by the Banks, and the amount of each such Borrowing shall be prorated among such Banks based on the percentages set forth above. All Advances by each Bank shall be evidenced by a single Note payable to such Bank in the form of Exhibit D attached hereto with
                                                ---------
appropriate insertions. Each Note shall be dated the date hereof, shall be payable to the order of the respective Bank in a principal amount equal to the amount set forth opposite such Bank's name above, shall bear interest as hereinafter provided and shall mature on the Commitment Termination Date or sooner should the principal and accrued interest thereon be declared immediately due and payable as provided for hereinafter. No Bank shall have any obligation to advance funds in excess of an amount equal to the percentage set forth opposite such Bank's name above multiplied by the lesser of (1)(A) the Committed Amount of the Commitments, less (B) the Letter of Credit Exposure, and (2)(A)
                           ----
the Borrowing Base, less (B) the Letter of Credit Exposure.
                    ----

          SECTION 2.02. Method of Borrowing Under the Commitments. (a) The
                        -----------------------------------------
Company shall give the Agent written or telephonic notice (promptly confirmed in writing) of any requested Borrowing under the Commitments (a "Notice of
                                                              ---------
Borrowing") specifying (i) the amount of the Borrowing, and (ii) the date the
---------
proposed Borrowing is to be made (which shall be a Business Day). Each Notice of Borrowing shall be given to the Agent not later than 11:00 a.m. (Atlanta, Georgia time) on the date of such requested Borrowing. The Agent shall be entitled to rely on any telephonic Notice of Borrowing which it believes in good faith to have been given by a duly authorized officer or employee of the Company, and any Advances made by the Banks based on such telephonic notice shall, when deposited by the Agent to the Company's Account No. 88-01771018 at SunTrust be Advances for all purposes hereunder.

          (b) In addition, the Company may borrow through the Controlled Disbursement Account and shall be deemed to have given the Agent a Notice of Borrowing on each Business Day for which any funds in the Controlled Disbursements Account are insufficient to cover the checks, drafts and other items presented against the Controlled Disbursements Account, measured no later than 11:00 a.m on such Business Day, in which case (i) the amount of the Borrowing shall be the amount required in addition to any funds already in the Controlled Disbursements Account to cover in full such checks, drafts and other items presented against the Controlled Disbursements Account and (ii) the Borrowing shall be made on such Business Day.

          (c) Upon receipt of a Notice of Borrowing from the Company, the Agent shall notify the Banks by telephone, which notice shall be promptly confirmed in writing (including by telecopier) by the Agent to such Banks, of such Notice of Borrowing and of each such Bank's pro rata portion of the requested Borrowing.
                                  --- ----
Not later than 1:00 p.m. (Atlanta, Georgia time) on the date specified for the Borrowing in the Notice of Borrowing and in the notice to such Bank provided by the Agent, each Bank shall promptly make its portion of the Borrowing available to the Agent in immediately available funds, and the Agent shall make available to the Company the amount so received by the Agent from the Banks not later than 2:00 p.m. (Atlanta, Georgia time) on such date. In the event any Bank shall fail to make any Advance available to the Agent in immediately available funds by 1:00 p.m. (Atlanta, Georgia time) on the date specified, and provided no Default or Event of Default shall have occurred and be continuing, the Agent may advance such Bank's portion of the Borrowing on behalf of such Bank, in which event such Bank shall promptly reimburse the Agent for the amount thereof plus (i) if the amount of such Bank's Advance is reimbursed to the Agent on or prior to the calendar day next succeeding the date of the Borrowing, interest on such amount at the rate equal to the Federal Funds Rate, or (ii) if the amount of such Bank's Advance is reimbursed to the Agent after the calendar day next succeeding the day of the Borrowing, interest on such amount at the Prime Rate. The amount of interest payable as a result of any Bank's failure to make any Advance available shall be calculated on the basis of a year of 360 days and paid for the actual number of days such failure has continued (including the date of payment).

          SECTION 2.03. Swingline Subfacility. (a) Notwithstanding anything
                        ---------------------
contained herein to the contrary, SunTrust hereby establishes a subfacility within its Commitment of up to an aggregate of $1,000,000 (the "Swing Line"), and Borrowings under the Swing Line shall be made by the Company through the Controlled Disbursement Account. Sections 3.01 and 3.02 shall apply equally to Borrowings made through the Swing Line and Borrowings requested or made through
Section 2.02. The aggregate amount of all Borrowings under the Swingline Facility shall not at any time exceed $1,000,000, and to the extent any Borrowing under the Swingline Facility would cause such a result after giving effect thereto, the Company shall be required to request such Borrowing under
Section 2.02(a) hereof.

          (b) Each Borrowing under the Swing Line shall deemed to be made under SunTrust's Commitment to the extent of any Availability thereunder on the date such Borrowing is made.

          (c) The Company shall have the right to prepay Borrowings made under the Swing Line, in whole at any time or in part from time to time, without premium or penalty (i) in accordance with the terms of the Account Instructions Agreement, (ii) by giving notice to SunTrust at least one Business Day prior to the date of such prepayment, or (iii) with the proceeds of a Borrowing under the Commitments in accordance with the provisions set forth herein. The Company irrevocably authorizes the Agent, at the sole discretion of the Agent, from time to time and at any time, to request a Borrowing under the Commitments (to the extent of Availability thereunder) in the name of the Company in an amount sufficient to prepay in whole or in part outstanding principal amount of Borrowings made under the

Swing Line, and the Banks hereby agree to fund such Borrowing as if it were requested pursuant to Section 2.02 hereof.

          SECTION 2.04. Letter of Credit Subfacility. Subject to, and upon the
                        ----------------------------
terms and conditions set forth herein, the Company may request, in accordance with the provisions of this Section 2.04 and Section 2.05 and the other terms of this Agreement, that on and after the Closing Date but prior to the Commitment Termination Date, the Agent issue a Letter of Credit or Letters of Credit for the account of the Company or any Guarantor; provided that the Company or such
                                             --------
Guarantor executes and delivers to the Agent a Letter of Credit Application, provided further that (i) no Letter of Credit shall have an expiration date that
-------- -------
is later than one year after the date of issuance thereof (provided that a Letter of Credit may provide that it is extendible for consecutive one year periods); (ii) the Company shall not request that the Agent issue any Letter of Credit, if, after giving effect to such issuance, the sum of the aggregate Letter of Credit Obligations plus the aggregate outstanding principal amount of
                             ----
the Advances would exceed the lesser of (A) the Committed Amount of the Commitments and (B) the Borrowing Base; and (iii) the Company shall not request that the Agent issue any Letter of Credit if after giving effect to such issuance, the aggregate Letter of Credit Obligations would exceed the Committed Amount of the Letter of Credit Subfacility. To the extent of any conflict between the terms of this Agreement and any Letter of Credit Application, the Letter of Credit Application shall control.

          SECTION 2.05. Notice of Issuance of Letter of Credit; Agreement to
                        ----------------------------------------------------
Issue.
-----

          (a) Whenever the Company desires the issuance of a Letter of Credit, it shall, in addition to any application and documentation procedures reasonably required by the Agent for the issuance of such Letter of Credit, deliver to the Agent a written notice no later than 11:00 AM (local time for the Agent) at least two (2) Business Days in advance of the proposed date of issuance and the Agent shall promptly forward a copy of such notice to each Bank. Each such notice shall specify (i) the Account Party, (ii) the proposed date of issuance (which shall be a Business Day); (iii) the face amount of the Letter of Credit;
(iv) the expiration date of the Letter of Credit; and (v) the name and address of the beneficiary with respect to such Letter of Credit and shall attach a precise description of the documentation and a verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which would require the Agent to make payment under the Letter of Credit, provided that the Agent
                                                      --------
may require reasonable changes in any such documents and certificates in accordance with its customary letter of credit practices, and provided further,
                                                              -------- -------
that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day that such draft is presented if such presentation is made after 11:00 AM (Atlanta, Georgia time). In determining whether to pay any draft under any Letter of Credit, the Agent shall be responsible only to determine that the documents and certificate required to be delivered under its Letter of Credit have been delivered, and that they comply on their face with the requirements of the Letter of Credit. Promptly after receiving the notice of issuance of a Letter of Credit, the Agent shall notify each Bank of such Bank's respective participation therein, determined in accordance with its respective Pro Rata Share of the Commitments.

          (b) The Agent agrees, subject to the terms and conditions set forth in this Agreement, to issue for the account of such Account Party a Letter of Credit in a face amount equal to the face amount requested under paragraph (a) above, following its receipt of a notice required by Section 2.05(a). Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby agrees to, have irrevocably purchased from the Agent a participation in such Letter of Credit and any drawing thereunder in an amount equal to such Bank's Pro Rata Share of the Commitments multiplied by the face amount of such Letter of Credit. Upon issuance and amendment or extension of any Letter of Credit, the Agent shall provide a copy of each such Letter of Credit issued, amended or extended hereunder to each Bank.

          (c) As of the Closing Date, each of the Existing Letters of Credit shall be deemed to have been issued by the Agent in accordance with the terms hereof, each Bank shall be deemed to have purchased a participation in the Existing Letters of Credit in an amount equal to such Bank's Pro Rata Share of the Commitments multiplied by the face amount thereof, and the Existing Letters of Credit shall be governed by the terms hereof.

          SECTION 2.06. Payment of Amounts drawn under Letters of Credit.
                        -------------------------------------------------

          (a) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereof, the Agent shall notify the Company and the Banks on or before the date on which the Agent intends to honor such drawing, and the Company and the Account Party (if other than the Company) jointly and severally agree to reimburse the Agent on the day on which such drawing is honored in an amount, in same day funds, equal to the amount of such drawing.

          (b) Notwithstanding any provision of this Agreement to the contrary, to the extent that any Letter of Credit or portion thereof remains outstanding on the Commitment Termination Date, for any reason whatsoever, the Company, the Guarantors and the Banks hereby agree that the beneficiary or beneficiaries thereof shall be deemed to have made a drawing of all available amounts pursuant to such Letters of Credit on the Commitment Termination Date which amount shall be held by the Agent as cash collateral for its remaining obligations pursuant to such Letters of Credit.

          (c) As between the Company, any Account Party and the Agent, the Company and such Account Party assume all risk of the acts and omissions of, or misuse of, the Letters of Credit issued by the Agent, by the respective beneficiaries of such Letters of Credit, other than losses resulting from the gross negligence or willful misconduct of the Agent. In furtherance and not in limitation of the foregoing but subject to the exception for the Agent's gross negligence or willful misconduct set forth above, the Agent shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects insufficient, inaccurate, fraudulent or forged or otherwise invalid; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with the conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise; (v) for good faith errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent.

          SECTION 2.07. Payment of Letter of Credit Draws by Banks. In the event
                        ------------------------------------------
that the Company or the Account Party shall fail to reimburse the Agent as provided in Section 2.06, the Agent shall promptly notify each Bank of the unreimbursed amount of such drawing and of such Bank's respective participation therein. Each Bank shall make available to the Agent an amount equal to its respective participation, in Dollars and in immediately available funds, at the office of the Agent specified in such notice not later than 1:00 P.M. (Atlanta, Georgia time) on the Business Day after the date notified by the Agent and such amount shall be deemed to be outstanding hereunder as an Advance. Each Bank shall be obligated to make such Advance hereunder regardless of whether the conditions precedent in Article III are satisfied and regardless of whether such Advance complies with the minimum borrowing requirements hereunder. In the event that any such Bank fails to make available to the Agent the amount of such Bank's participation in such Letter of Credit, the Agent shall be entitled to recover such amount on demand from such Bank together with interest as provided for in Section 2.02(c). The Agent shall distribute to each Bank which has paid all amounts payable under this Section with respect to any Letter of Credit, such Bank's Pro Rata Share of all payments received by the Agent from the Account Party in reimbursement of drawings honored by the Agent under such Letter of Credit when such payments are received.

          SECTION 2.08. Prepayment of Borrowings Under the Commitments. The
                        ----------------------------------------------
Company shall have the right to prepay Borrowings under the Commitments, in whole at any time or in part from time to time, without premium or penalty, provided that (i) the Company gives the Agent prior written notice of such prepayment, specifying the date such prepayment will occur, (ii) each partial prepayment shall be in an amount of at least $250,000 and integral multiples of $50,000 and (iii) prepayments shall be applied to repay Borrowings under the Commitments in the order set forth in Section 2.10 hereof.

          SECTION 2.09.  Voluntary Reduction of Commitments. Upon at least three
                         ----------------------------------
(3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Agent, which notice shall specify (1) the amount by which such Commitments are to be terminated and (2) the date such termination is to occur, the Company shall have the right, without premium or penalty, to terminate the Commitments, in whole or in part, provided that (a) any partial
                                                --------
termination pursuant to this Section 2.09 shall be in an amount of least $500,000 and integral multiples of $50,000 and (b) any such termination shall apply to reduce proportionately and permanently the Commitments. If the sum of
(i) the aggregate principal amount of Advances plus (ii) the aggregate Letter of Credit Obligations exceeds the amount of the Commitments as so reduced, the Company shall immediately repay Borrowings under such Commitments by an amount equal to such excess, together with accrued but unpaid interest on such excess.

          SECTION 2.10.  Allocation of Payments.
                         ----------------------

          (a) All principal and interest payments and prepayments made with respect to Advances and payments in respect of Letter of Credit Fees and Commitment Fees shall be allocated among all outstanding Commitments, Letter of Credit Obligations and Advances to which such payments relate, proportionately based on the Banks' Pro Rata Shares of the Commitments.

          (b) Except to the extent otherwise provided in the Intercreditor Agreement, all payments made to the Agent by the Company or any Account Party shall be applied in the following order; (a) first, to the reimbursement of any
                                             -----
fees which are due and payable, and expenses incurred by and then due and payable to, the Agent in connection with the administration of the Commitments and otherwise (to the extent any such fees are payable by the Company pursuant to the terms of this Agreement or the Fee Letter); (b) second, to the payment of
                                                       ------
any accrued and unpaid interest and Fees which are due and payable, pro rata to
                                                                    --- ----
the Banks based upon their respective Pro Rata Shares of the Commitments; (c) third, to the payment of outstanding Advances; and finally, to cash
-----                                              -------
collateralize the Letter of Credit Obligations to the extent of any Letter of Credit Exposure.

          SECTION 2.11.  Termination of Commitments. The unpaid principal
                         --------------------------
balance and all accrued and unpaid interest on the Notes will be due and payable upon the first of the following dates or events to occur: (i) acceleration of the maturity of any Note in accordance with the remedies contained in Section 8.02 of this Agreement; or (ii) upon the Expiration of the Commitments on the Commitment Termination Date.

          SECTION 2.12. Use of Proceeds. The proceeds of each Borrowing under
                        ---------------
the Commitments will be used by the Company solely for the following purposes:

          (a) On the Closing Date (i) all amounts outstanding under the "Revolving Credit A Commitments" (as defined the Original Credit Agreement), shall be deemed outstanding under the Commitments, (ii) all Existing Letters of Credit and all letter of credit applications and agreements executed in connection with such Existing Letters of Credit shall be deemed to be outstanding hereunder as Letters of Credit and Letters of Credit Applications, respectively, (iii) the Banks shall make and receive such payments as the Agent shall direct to adjust each Bank's respective pro rata share of the outstandings under the Commitments to reflect the terms of this Agreement, and (iv) Canada shall be deemed to have purchased, and SunTrust shall be deemed to have sold, a participation in the Existing Letters of Credit equal to fifty percent (50%) of the amount thereof;

          (b) The Company may further borrow under this Agreement to refinance all outstanding indebtedness under FLECBOA; and

          (c) All other Advances shall be used as working capital and for other general corporate purposes.

          SECTION 2.13. Fees.
                        ----

          (a) On the Closing Date, the Company shall pay to SunTrust Capital Markets, Inc. the Arrangement Fee, which fee shall be fully earned and nonrefundable when paid and shall be distributed to the Banks and Barclays as follows: (1) $191,290 to Canada, (2) $167,420 to Barclays and $191,290 to
SunTrust; provided, however, that the Company may pay Barclays its share of the Arrangement Fee ($167,420) directly from the Barclays Revolver in which case it shall pay SunTrust Capital Markets, Inc. a portion of the Arrangement Fee equal to $382,580, of which $191,290 will be distributed to each Bank.

          (b) On the Closing Date and on each anniversary thereof, if the Commitments are extended pursuant to Section 2.16, the Company shall pay to the Agent the Agent's Fee, which fee shall be fully earned and nonrefundable when paid.

          (c) The Company shall pay to the Agent, for the account of and distribution of the respective Pro Rata Share to each Bank (subject to the last sentence hereof), a commitment fee (the "Commitment Fee") for the period
                                         --------------
commencing on the Closing Date
to and including the Commitment Termination Date, computed at a rate equal to the Applicable Commitment Fee Percentage multiplied by the average daily unused portion of the Commitments of the Banks, such fee being payable quarterly in arrears on the last day of each calender quarter, commencing on March 31, 1997, and on the Commitment Termination Date. For purposes of calculating the Commitment Fee, Outstanding Letter of Credit Obligations shall be considered usage of the Commitments.

          (d) The Company agrees to pay, annually in advance upon the issuance or renewal of each Letter of Credit, (1) to the Agent, for the account of the Banks, a letter of credit fee equal to the Applicable LC Fee Percentage multiplied by the stated face amount of such Letter of Credit and (2) to the Agent, for its own account, a letter of credit fronting fee equal to one-eighth of one percent (0.125%) multiplied by the stated face amount of such Letter of Credit (collectively, the "Letter of Credit Fee").
                           --------------------

          (e) The Company and Gibb Limited hereby authorize the Agent and Barclays to withdraw an amount equal to the fees which are due and payable under clauses (a), (b), (c) or (d) above from any of their accounts with the Agent and Barclays.

          SECTION 2.14. Interest. Except as set forth in Section 2.17, interest
                        -------
shall accrue on the unpaid principal amount of the Notes at a fluctuating per annum rate of interest equal to the Prime Rate plus the Applicable Margin. Interest on the Notes shall be payable to the Banks monthly in arrears (i) on the last day of each calender month, commencing February 28, 1997 and continuing thereafter, and (ii) on the Commitment Termination Date.

          SECTION 2.15. Borrowing Base Deficiency. On any date that the sum of
                        -------------------------
(i) the aggregate Advances, plus (ii) the Letter of Credit Exposure shall exceed
                            ----
the Borrowing Base, as most recently reported by the Company pursuant to Section 5.02(b)(2), the Company shall pay an amount equal to such excess to the Agent, for the benefit of the Banks, which shall be applied in the order set forth in
Section 2.10(b).

          SECTION 2.16. Extension of Commitments. No earlier than 120 days but
                        ------------------------
no later than 90 days prior to the then applicable Commitment Termination Date, the Company may request that the Commitment Termination Date be extended by the Banks for an additional 364-days or longer period. The Banks may agree or not agree to such extension in the exercise of their sole discretion, provided,
                                                                  --------
however, that the Agent shall inform the Company no later than 60 days prior to
-------
the then applicable Commitment Termination Date of the Banks' decision as to whether to extend the Commitment Termination Date. Notwithstanding anything herein to the contrary, (i) no extension shall be granted unless Barclays agrees to extend the Barclays Revolver and BGI Facility for the same period of time and
(ii) the Commitment Termination Date may only be extended for up to an additional two-year period pursuant to this Section 2.16. If the Banks agree, in their sole discretion, to extend the Commitment Termination Date, then the applicable Commitment Termination Date shall automatically be so extended upon written notice thereof being delivered by the Banks to the Company and completion by the Company and its Subsidiaries of any conditions to such extension required by the Banks.

          SECTION 2.17.  Capital Adequacy. (a) If, after the date of this
                         ----------------
Agreement, any Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material; or

     (b) if, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having force of law) (1) any Bank shall be subject to any tax, duty or other charge with respect to its Letter of Credit Obligations or its obligation to issue Letters of Credit, or the basis of taxation of payments to any Bank on its obligation to issue Letters of Credit shall have changed (except for changes in the tax on the overall net income of such Bank imposed by the jurisdiction in which such Bank's principal executive office or applicable lending office is located); or (2) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank's applicable lending office shall be imposed or deemed applicable or any other condition affecting its Letter of Credit Obligations or its obligation to issue Letters of Credit shall be imposed on any Bank or its applicable lending office; and as a result thereof there shall be any increase in the cost to such Bank of agreeing to issue or issuing, purchasing participations, funding or maintaining Letters of Credit, or there shall be a reduction in the amount received or receivable by such Bank or its applicable lending office;

then, from time to time, promptly upon demand by such Bank (with a copy to the Agent), the Company shall pay such Bank such additional amount or amounts as will compensate such Bank for such reduction. A certificate of any Bank claiming compensation under this

Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, such Bank may use any reasonable averaging and attribution methods. Each Bank will promptly notify the Company of any such adoption, change or compliance of which it has knowledge which will entitle such Bank to compensate pursuant to this Section, but the failure to give such notice shall not affect such Bank's right to such compensation provided such Bank gives such notice within 90 days after an officer of such Bank having responsibility for the administration of this Agreement shall have received actual notice of such adoption, change or compliance.

          SECTION 2.18. Making of Payments. The Fees and all payments of
                        ------------------
principal of, or interest on, the Notes shall be made in immediately available funds to the Agent at its principal office in Atlanta, Georgia, for the accounts of the respective Banks. All such payments shall be made not later than 12:00 noon (Atlanta, Georgia time) and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. Payments to the Agent shall, as to the Company, constitute payment to the applicable Banks hereunder. On the Business Day that a payment is received or deemed to have been received hereunder, the Agent shall remit in immediately available funds to each Bank its share, based on the percentages set forth in Section 2.01, of all payments received by the Agent on the Notes.

          SECTION 2.19. Default Rate of Interest. Upon the occurrence and
                        ------------------------
during the continuance of an Event of Default set forth in Section 8.01(a), (b) or (d), to the extent permitted by law, all unpaid amounts hereunder shall, on such date and thereafter, accrue the then applicable interest rate plus an additional two percent (2.0%) per annum until payment in full. Interest accruing pursuant to this Section 2.19 will be due and payable upon demand.

          SECTION 2.20. Proration of Payments. Subject to the terms of the
                        ---------------------
Intercreditor Agreement, if any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, through exercise of any right of set-off or otherwise) after the occurrence and during the continuance of an Event of Default on account of the principal of or interest on any Note or any fees in respect of this Agreement in excess of its pro rata share of payments and other
                                           --- ----
recoveries obtained by all the Banks on account of the principal of and interest on the Notes then held by them or any fees due to them in respect of this Agreement, such Bank shall forthwith purchase from the other Banks such participation in the Notes held by them or in such fees owed to them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any or any
                                    --------- --------
portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase from such Bank shall be rescinded and the purchase price restored by each selling Bank to the extent of such recovery, but without interest. After the occurrence and during the continuance of an Event of Default, disproportionate payments of interest shall be shared by the purchase of separate participations in unpaid interest obligations, disproportionate payments of fees shall be shared by the purchase of separate participations in unpaid fee obligations, and disproportionate payments of principal shall be shared by the purchase of separate participations in unpaid principal obligations. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.20 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. Each Bank shall give the Agent notice within five (5) days of any payments or other recoveries described above which it obtains.

          SECTION 2.21. Banks' Obligations Several. The obligation of each Bank
                        --------------------------
to make any Advance is several, and not joint or joint and several, and is not conditioned upon the performance by all other Banks of their obligations to make Advances.

          SECTION 2.22. Calculation of Interest. Interest payable on the Notes,
                        -----------------------
including interest payable as provided in Section 2.19, shall be calculated on the basis of a year of 360 days and paid for the actual number of days elapsed.

          SECTION 2.23. Payments Free of Taxes. (a) All Payments made by the
                        ----------------------
Company under this Agreement and the Notes shall be made free and clear of, and without deduction for, any Tax. To the extent that the Company is obligated by Applicable Law to make any deduction or withholding on account of any Tax from any amount payable to any Bank under this Agreement or the Notes, the Company shall (1) make such deduction or witholding and pay the same to the relevant governmental authority and (2) pay such additional amount to such Bank as is necessary to result in that Bank's receiving a net after-tax (or after-assessment or after-charge) amount equal to the amount to which such Bank would have been entitled under this Agreement or the Notes absent such deduction or withholding.

          (b) Each Bank that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to the Company and the Agent, on the Closing Date and otherwise prior to the time it becomes a Bank hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Bank claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by the Company hereunder) and to provide to the Company and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form.

          SECTION 2.24. Illegality. Notwithstanding any other provision
                        ----------
contained in this Agreement, the Agent shall not be obligated to issue any Letter of Credit, nor shall any Bank be obligated to purchase its participation in any Letter of Credit to be issued hereunder, if the issuance of such Letter of Credit or purchase of such participation shall have become unlawful or prohibited by compliance by Agent or such Bank in good faith with any law, governmental rule, guideline, request, order, injunction, judgment or decree (whether or not having the force of law); provided that in the case of the
                                          --------
obligation of a Bank to purchase such participation, such Bank shall have notified the Agent to such effect at least three (3) Business Days' prior to the issuance thereof by the Agent, which notice shall relieve the Agent of its obligation to issue such Letter of Credit pursuant to Section 2.04 and Section
2.05 hereof.

          SECTION 2.25. Letter of Credit Obligations Absolute. The obligation of
                        -------------------------------------
each Account Party to reimburse the Agent for drawings made under Letters of Credit issued for the account of the Account Party and the Banks' obligation to honor their participations purchased therein shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

          (a)  Any lack of validity or enforceability of any Letter of Credit;

          (b) The existence of any claim, set-off, defense or other right which the Company or any Subsidiary or Affiliate of the Company may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or any transferee may be acting), any Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including without limitation any underlying transaction between the Company or any of its Subsidiaries and Affiliates and the beneficiary for which such Letter of Credit was procured);

          (c) Any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

          (d) Payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (e) Any other circumstance or happening whatsoever which is similar to any of the foregoing; or

          (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

Nothing in this Section 2.25 shall prevent an action against the Agent for its gross negligence or willful misconduct in honoring drafts under the Letters of Credit.

                                  ARTICLE III

                           CONDITIONS TO BORROWINGS
                           ------------------------

          The obligation of each Bank to make an Advance to the Company hereunder is subject to the satisfaction of the following conditions:

          SECTION 3.01.  Conditions Precedent to Initial Advances. At the time
                         ----------------------------------------
of the making by each Bank of its initial Advance hereunder, unless otherwise waived or consented to by the Required Banks,

     (1) all obligations of the Company to the Agent or any Bank incurred prior thereto (including, without limitation, the Company's obligation to reimburse the fees and disbursements of counsel to the Agent and the Banks in accordance with this Agreement, the expense of the prefunding field audit conducted by the Banks in an amount not to exceed $2,500 and any fees payable to the Agent on or prior to such date), together with the Arrangement Fee and the Agent's Fee, shall have been paid in full;

     (2) the Barclays Agreement and the Barclays Guaranties shall have been executed and delivered to Barclays Bank PLC, and all conditions precedent thereto shall have been fulfilled;

     (3) the Agent shall have received the following, each dated as of the Closing Date, in form and substance satisfactory to the Banks and (except for the Notes and Intercompany Notes) in sufficient copies for each Bank:

          (a)  A duly executed original of this Agreement.

          (b) A duly completed and executed original of a Note payable to the order of each Bank in the principal amount of such Bank's Commitment.

          (c)  A duly executed original of the Intercreditor Agreement.

          (d) A duly executed original of the Company Security Agreement and the Guarantor Security Agreement, together with such UCC financing statements and UCC amendments recorded in such jurisdictions as the Required Banks deem necessary or desirable to perfect the security interests granted thereunder and under the Company Pledge Agreement, the Guarantor Pledge Agreement, the Company Trademark Security Agreement, the Guarantor Trademark Security Agreement.

          (e) Certified Requests for Information or Copies (Form UCC-11) or equivalent reports, listing all effective financing statements which name the Company or any of its Material U.S. Subsidiaries as debtor, together with copies of such other financing statements (none of which shall cover the U.S. Collateral purported to be covered by the Company Security Agreement, the Guarantor Security Agreement, the Company Pledge Agreement, the Guarantor Pledge Agreement, the Company Trademark Security Agreement or the Guarantor Trademark Security Agreement, other than financing statements in favor of the U.S. Collateral Agent.

          (f) A duly executed original of the Company Pledge Agreement and the Guarantor Pledge Agreement, together with (i) stock certificates evidencing the shares of stock of all U.S. Subsidiaries of the Company (other than Law/Spear, LLC) pledged to the U.S. Collateral Agent thereunder and an undated stock power for each such stock certificate, executed in blank by the pledgor of such stock and (ii) Intercompany Notes evidencing all intercompany indebtedness among the Company and its Subsidiaries and appropriate instruments of transfer executed in blank by the pledgor of each Intercompany Note.

          (g) A duly executed original of the Company Trademark Security Agreement and the Trademark Security Agreement, together with such filings in the United States Patent and Trademark Office as the Required Banks deem necessary or desirable to prefect the security interests granted under the Company Trademark Security Agreement and the Guarantor Trademark Security Agreement.

          (h) Duly executed originals of the North Carolina Mortgage to be recorded in the real estate records of the jurisdiction in which the Mortgaged Property related thereto is located, together with such fixture filings and amendments to existing fixture filings recorded in such jurisdictions as the Required Banks deem necessary or desirable to perfect the security interests granted thereunder, and endorsements to the existing title insurance policies for such Mortgage showing that the U.S. Collateral Agent has a valid first priority Lien with respect to such Mortgaged Property subject to no encumbrances other than such Mortgages and Liens permitted pursuant to Section 6.02 hereof.

          (i) Evidence satisfactory to the Required Banks that all other actions necessary or desirable to perfect and protect the security interests created by the U.S. Security Documents have been taken.

          (j) Certificates of insurance issued by the Company's insurers, describing in reasonable detail the insurance maintained by the Company, together with appropriate evidence showing that the Agent has been named as loss payee or additional insured, as its interest may appear, on all insurance policies insuring property of the Company and its Subsidiaries.

          (k) (i) Duly executed originals of the Second Amendment to SunTrust Interest Rate Agreement and the Swap Guaranty for SunTrust and executed copies thereof for all other Banks, (ii) duly executed originals of the California Guaranty Supplement for each Bank, (iii) duly executed originals of the U.S. Share Charges, (iv) share certificates evidencing 65% of the issued and outstanding shares of the International Subsidiaries that are pledged under the U.S. Shares Changes or evidence that Barclays Bank PLC is holding such share certificates as bailee for the U.S. Collateral Agent, and (v) evidence that all conditions precedent to the effectiveness of all such amendments and U.S. Shares Charges shall have been satisfied.

          (l) Certificates signed by the Chief Executive Officer or the Chief Financial Officer of each of the Company and the Guarantors as to the solvency of such Company or Guarantor.

          (m) A duly executed original of the Closing Certificate, in the form attached hereto as Exhibit E.
                        ---------

          (n) Copies of the organizational papers of each of the Company and the Material U.S. Subsidiaries, certified as true and correct by the Secretary of State of the State in which the Company or such Material U.S. Subsidiary is incorporated, and certificates from the Secretaries of State of the States in which the Company or such Material U.S. Subsidiary is incorporated and of each Foreign Corporation State in which the Company or such Material U.S. Subsidiary is legally required to qualify to transact business as a foreign corporation, certifying the Company's or Material U.S. Subsidiaries' good standing as a corporation in such States.

          (o) Copies of the organizational papers of each Guarantor other than the Material U.S. Subsidiaries, certified as true and correct by the Secretary or Assistant Secretary of the Company or such Guarantor.

          (p) Copies of the bylaws of each of the Company and the Guarantors, of resolutions of the Board of Directors of each of the Company and the Guarantors approving this Agreement, the Notes, the Borrowings hereunder, the U.S. Security Documents and all other Loan Documents to which the Company or such Guarantor is a party and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes, the U.S. Security Documents and all other Loan Documents to which the Company or such Guarantor is a party, in each case certified as true and correct by the Secretary or an Assistant Secretary of the Company or such Guarantor.

          (q) Copies of all documents delivered in satisfaction of the conditions precedent to the effectiveness of the Barclays Agreement;

          (r) A certificate from a duly authorized officer of the Company certifying that all promissory notes existing on the date hereof that evidence all Indebtedness of the Company and its Subsidiaries incurred for the purchase of stock of the Company (other than the promissory note, dated as of June 1, 1992, in favor of Trilok B. Chaudhary in the amount of $243,500.00 and the promissory note, dated as of January 1, 1995, in favor of Timothy J. Quinn in the amount of $12,359.00) are in the form of
     Schedule 6.01 hereof or contain a subordination provision substantially in
     -------------
     the form of the following;

          The indebtedness evidenced by this Note represents a primary obligation of Law Companies Group, Inc. and is and shall be subordinated as to payment of principal and interest to all bona fide indebtedness of Law Companies Group, Inc. payable to any bank, including, but not limited to, SunTrust Bank, Atlanta, Atlanta, Georgia, and the terms of all agreements with any such bank are incorporated herein by reference.

          (s) A favorable written opinion of Long, Aldridge & Norman, LLP, counsel for the Company and the Guarantors organized under the laws of Georgia and Delaware, substantially in the form of Exhibit F-1 attached
                                                        -----------
     hereto, and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, addressed to the Agent and the Banks.

          (t) A favorable written opinion of Darryl Segraves, General Counsel for the Company and the Guarantors, substantially in the form of
     Exhibit F-2 attached hereto, and covering such additional matters relating
     -----------
     to the transactions contemplated hereby as the Required Banks may reasonably request, addressed to the Agent and the Banks.

     (u) A favorable written opinion of local counsel in California for the Company and Guarantors, substantially in the form of Exhibit F-3(A) attached
                                                     --------------
hereto with appropriate insertions, and favorable written opinion of local counsel in North Carolina, substantially in the form of Exhibit F-3(B) attached
                                                        --------------
hereto with appropriate insertions, and in each case covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, addressed to the Agent and the Banks.

     (v) Favorable written opinions of counsel for the Company and its Subsidiaries in England and Cyprus, in form and substance satisfactory to the Required Banks, and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request, addressed to the Agent and the Banks.

     (w) A copy of integrated financial forecasts and statements of cash flow for all domestic and international operations of the Company and its Subsidiaries through April 30, 1998.

     (x)    Copies of manuals and policies of the 401(k) Plan.

     (y) Completion of satisfactory prefunding field audit by the Banks or their representatives or auditors of the assets of the Company and its Subsidiaries.

     (z) A duly executed copy of the Barclays Agreement, the Barclays Guaranties and all legal opinions rendered by counsel to the Company or any of its International Subsidiaries with respect thereto, certified as true and correct copies of such documents by the Chief Executive Officer or the Chief Financial Officer of the Borrower.

     (aa) Certified copies of all consents, approvals, authorizations, registrations or filings required to be made or obtained by the Borrower or Guarantors in connection with the transactions contemplated hereby, by the other Loan Documents and by the Barclays Agreement.

     (bb) Evidence that the Company has notified all persons holding Shareholder Notes whose payments are past due or who have amortization of principal due prior to the Commitment Termination Date, that all principal and interest on such person's Shareholders Notes continues to be subordinated to all Indebtedness of the Company and its Subsidiaries under this Agreement, the other Loan Documents, the Barclays Agreement and all related documents which notice shall be in form and substance reasonably satisfactory to the Banks.

     (4) all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all Loan Documents and other documents incident thereto or delivered in connection therewith shall be satisfactory in form and substance to each Bank.

          SECTION 3.02.  Conditions Precedent to Each Advance. At the time of
                         ------------------------------------
the making by the Banks of each Advance hereunder (including the initial Advances), (a) the following statements shall be true:

          (i) The representations and warranties contained in Article IV hereof are true and correct in all material respects on and as of the date of such Borrowing as though made on and as of such date;

          (ii) No Default or Event of Default exists or would result from such Borrowing or from the application of the proceeds therefrom;

          (iii) Since the date of the most recent consolidated financial statements of the Company and its Subsidiaries decided in Section 4.05 or delivered to the Banks pursuant to Section 5.02, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect;

          (iv) There shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of the Company, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict the ownership or operation of any portion of the business or assets of the Company or any of its Subsidiaries, or to compel the Company or any of its Subsidiaries to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Company or its Subsidiaries; and

          (v) The Advances to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Agent or any Bank in a violation of, any Applicable Law.

     (b) the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request. Each Notice of Borrowing given by the Company in accordance with Section 2.02 hereof and the acceptance by the Company of the proceeds of any Borrowing shall constitute a representation and warranty by the Company, made as of the time of the making of such Borrowing that the conditions specified in this Section 3.02 have been fulfilled as of such time unless a notice to the contrary specifically captioned "Disclosure Statement" is received by each of the Banks from the Company prior to 5:00 p.m. (Atlanta, Georgia time) on the Business Day immediately preceding the date of the making of such Borrowing. To the extent that the Banks agree to make such Borrowing after receipt of a Disclosure Statement in accordance with the preceding sentence, the representations and warranties pursuant to the preceding sentence will be deemed made as modified by the contents of such Disclosure Statement and repeated, as so modified, as at the time of the making of such Borrowing. Any such modification shall be effective only for the occasion on which the Banks elect to make such Borrowing, and unless expressly agreed by the Required Banks in writing to the contrary in accordance with Section 10.02, shall not be deemed a waiver or modification of any condition to the making of any future Borrowing.

          SECTION 3.03.  Condition Subsequent to Advances. It shall be a
                         --------------------------------
condition to the making by the Banks of each Advance hereunder at any time thirty (30) days after the Closing Date that (1) the Company have repaid or caused to have been repaid all loans to shareholders or former shareholders of the Company made by SunTrust for which any payment of principal or interest is past due by 60 days or more, which shall be in an amount of no more than $60,000, and (2) Law Engineering and Environmental Services, Inc. shall have delivered to the US Collateral Agent a certificate certifying that the pledge of all of its uncertificated membership interests in Law/Spear, LLC has been registered to the US Collateral Agent, which certificate shall be acknowledged and agreed to by the Person in whose possession the books and records of Law/Spear, LLC are kept.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Company and the Guarantors represent and warrant (to the extent such representations and warranties pertain to it and its Subsidiaries) as follows:

          SECTION 4.01.  Corporate Status of Company; Status of Subsidiaries.
                         ---------------------------------------------------
The Company and each Subsidiary that is a corporation are duly organized, existing and in good standing under the laws of the jurisdictions of their respective incorporation and have the corporate power and authority to own their respective property and assets and to transact the businesses in which they respectively are engaged or presently propose to engage and are duly qualified and in good standing as foreign corporations in the Foreign Corporation States and any other state where failure to be so qualified and in good standing could have a Materially Adverse Effect. Each Subsidiary that is a partnership is duly constituted, existing and in good standing under the laws of the jurisdiction of its constitution and has all requisite power, authority and legal right to own its property and assets and to transact the businesses in which it is engaged or presently proposes to engage and is duly qualified and in good standing as a foreign partnership wherever failure to be so qualified and in good standing could have a Materially Adverse Effect. The Company and each of its Subsidiaries have the power to own their respective properties and to carry on their respective businesses as now being conducted. The Company is adequately capitalized for the purpose of conducting its business, was not formed solely for the purpose of acting as agent for, or as an instrumentality of, any Subsidiary, and maintains and will continue to maintain an identity independent of and separate from Crandall.

          SECTION 4.02. Corporate Power and Authority. Each of the Company and
                        ------------------------------
the Guarantors has the corporate power and has taken all necessary corporate action (including, without limitation, any consent of stockholders required by law or by its certificate of incorporation or bylaws) to authorize it, to execute, deliver and carry out the terms and provisions of and to incur its obligations under this Agreement, the Notes, the Security Documents and the other Loan Documents to which it is a party. This Agreement, the Notes, the Security Documents and the other Loan Documents have been duly authorized, executed and delivered by the Company and the Guarantors party thereto and constitute the legal, valid and binding obligation of the Company and the Guarantors party thereto enforceable in accordance with their terms, except as the enforceability thereof may be limited by Bankruptcy Law and by general principles of equity.

          SECTION 4.03. Compliance with other Instruments. Neither the Company
                        ---------------------------------
nor any of its Subsidiaries is in default under any material agreement to which it is a party, and the execution, delivery and performance by the Company and any Guarantor, as the case may be, of this Agreement, the Notes the Security Documents and the other Loan Documents, (a) will not contravene any provision of Applicable Law, (b) will not conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed to secure debt, deed of trust, or other material agreement or instrument to which it may be subject, (c) will not violate any provision of the certificate of incorporation (or equivalent thereof) or bylaws (or equivalent thereof) of the Company or any corporate Subsidiary of the Company or the certificate of partnership or other document governing the constitution or conduct of affairs of any Subsidiary of the Company that is not a corporation, (d) will not require any Governmental Approval and (e) will not result in the creation of any Lien upon the assets or properties of the Company and its Subsidiaries except as contemplated by the Security Documents. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any in, any instrument evidencing Indebtedness of the Company or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the type to be evidenced by the Notes or contains dividend or redemption limitations on the capital stock of the Borrower, except for this Agreement and the Barclays Agreement.

          SECTION 4.04. Litigation. Except as set forth on Schedule 4.04, there
                        ----------                         --------------
are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its subsidiaries or any of their rights by or before any court, arbitrator or administrative or governmental body in which the amount claimed or the Company's or such Subsidiary's potential liability exceeds $500,000 per claim or $1,000,000 in the aggregate for the Company and its Subsidiaries, taken as a whole.

          SECTION 4.05. Financial Statements. The audited consolidated financial
                        --------------------
statements of the Company and its Subsidiaries dated December 31, 1995, and the related consolidated statements of income (including supporting footnote disclosures), with opinion of Ernst & Young, Certified Public Accountants, and the unaudited consolidated financial statements of the Company and its Subsidiaries dated September 30, 1996, and the related consolidated statements of income (including supporting footnote disclosures), all heretofore furnished to the Banks, are all true and correct in all material respects and present fairly the consolidated financial condition at the date of said financial statements and the results of operations for the fiscal year then ending of the Company and said Subsidiaries. Neither the Company nor any of its Subsidiaries has as of such date any significant liabilities, contingent or otherwise, including liabilities for Taxes or any unusual forward or long-term commitments which were not disclosed by or reserved against in the financial statements referred to above or in the notes thereto, and at the present time there are no material unrealized or anticipated losses from any unfavorable commitments of the Company or any of its Subsidiaries. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Since September 30, 1996, there has been no material adverse change in the operations, business, property or assets of, or in the condition (financial or otherwise) of, the Company and its subsidiaries, taken as a whole.

          SECTION 4.06. Consents and Governmental Approvals. Except as set forth
                        -----------------------------------
on Schedule 4.06 hereto, no Governmental Approval or consent, permission,
   -------------
approval or authorization of any non-governmental authority or Person is required to authorize, or is required in connection with, the execution, delivery, performance or enforcement of this Agreement, the Notes or any other Loan Documents.

          SECTION 4.07. Title to Properties. Each of the Company and its
                        -------------------
Subsidiaries has (i) good and marketable fee simple title to its respective real properties (other than real properties it leases from others), including such real properties reflected in the financial statements referred to in Section 4.05, subject to no Lien of any kind except Liens permitted under Section 6.03 and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), including the other properties and assets reflected in the financial statements referred to in Section 4.05, subject to no Lien of any kind except Liens permitted by Section 6.02. Except as set forth on Schedule
                                                                    --------
4.07 hereto, each of the Company and its Subsidiaries enjoys peaceful and
----
undisturbed possession under all leases necessary for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions that would adversely affect or impair the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect.

          SECTION 4.08. Taxes. Except as set forth on Schedule 4.08 hereto, each
                        -----                         -------------
of the Company and its Subsidiaries has filed or caused to be filed all declarations, reports and tax returns including, in the case of the Company and each Subsidiary located in the United States, all federal and state income tax returns which it is required by law to file, and has paid all Taxes which are shown as being due and payable on such returns or on any assessments made against it or any of its properties. The accruals and reserves on the books of the Company and its Subsidiaries in respect of Taxes are adequate for all periods. Neither the Company nor any of its Subsidiaries has any knowledge of any unpaid adjustment, assessment or any penalties or interest of significance, or any basis therefor, by any taxing authority for any period, except those being contested in good faith and by appropriate proceedings which effectively stay the enforcement of any Lien and the attachment of a penalty.

          SECTION 4.09. ERISA. Except as disclosed on Schedule 4.09 attached
                        -----                         -------------
hereto:

          (a)  Identification of Plans. (i) Neither the Company nor any ERISA
               -----------------------
     Affiliate maintains or contributes to, or has maintained or contributed to, any Plan that is an ERISA Plan, and (ii) neither the Company nor any of its Subsidiaries maintains or contributes to, or has maintained or contributed to, any Plan that is an Executive Arrangement;

          (b)  Compliance. Each Plan has at all times been maintained, by its
               ----------
     terms and in operation, in accordance with all Applicable Laws, except such noncompliance (when taken as a whole) that will not have a Materially Adverse Effect;

          (c)  Liabilities. Neither the Company nor any of its Subsidiaries is
               -----------
     currently nor has in the last 6 years been obligated to make contributions (directly or indirectly) to a Multiemployer Plan, nor is it currently nor will it become subject to any liability

     (including withdrawal liability), tax or penalty whatsoever to any Person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV or ERISA of Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a Materially Adverse Effect; and

          (d)  Funding. The Company and each ERISA Affiliate has made full and
               -------
     timely payment of all amounts (i) required to be contributed under the terms of each Plan and Applicable Law and (ii) required to be paid as expenses of each Plan. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA).

          SECTION 4.10. Solvency. Each of the Company and the Guarantors hereby
                        --------
acknowledges receipt of fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder. Each of the Company and the Guarantors (other than IAM Environmental, Inc.) (ii) represents and warrants that, (A) after giving effect to the incurrence of such obligations and its obligations under the SunTrust Interest Rate Contracts, any Letter of Credit applications, the Barclays Agreement, the Barclays Guaranties and the Swap Guaranty, as the case may be, and (B) taking into account its rights under
Section 10.01(e) as a Funding Guarantor against the other Guarantors as Contributing Guarantors and any similar rights under the Barclay Guaranties and the Swap Guaranty, the present fair salable value of its assets exceeds its liabilities in that it retains sufficient capital to reasonably anticipate needs and risks of its ongoing business, and (iii) represents and warrants that, (A) after giving effect to the incurrence of such obligations and its obligations under the SunTrust Interest Rate Contracts, any Letter of Credit applications, the Barclays Agreement, the Barclays Guaranties and the Swap Guaranty, as the case may be, and (B) taking into account its rights under Section 10.01(e) as a Funding Guarantor against the other Guarantors as Contributing Guarantors and any similar rights under the Barclays Guaranties and the Swap Guaranty, it has not incurred, nor is it obligated for, debts beyond its ability to pay such debts as they mature, and that the present fair salable value of its assets is greater than that needed to pay its probable existing debts as they become due.

     Each Guarantor further represents and warrants that because of the provision of loans, advances and other corporate services by the Company to the Guarantors are materially interested in the financial success of the Company and will materially benefit from the Company entering into this Agreement, for which its guaranty is a condition precedent.

          SECTION 4.11. Subsidiaries. Schedule 4.11 attached hereto correctly
                        ------------  -------------
sets forth the name of each Subsidiary of the Company, the jurisdiction of such Subsidiary's incorporated or organization and the ownership of all issued and outstanding capital stock of such Subsidiary. All the outstanding shares of the capital stock of each such Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on such Schedule, are owned of record and beneficially by the Company or a wholly-owned Subsidiary of the Company free of any Lien or claim. Both Law/Crandall, Inc. and Law Engineering, Inc. have merged with and into Law Environmental and Engineering Services, Inc. Neither Law/Crandall, Inc. nor Law Engineering, Inc. now exist.

          SECTION 4.12. Outstanding Indebtedness. Except for (i) the
                        ------------------------
Indebtedness to the Banks to be refinanced with the proceeds of Borrowings hereunder pursuant to Section 2.12, (ii) Indebtedness existing on the Closing Date and set forth on Schedule 4.12, and (iii) Indebtedness permitted by Section
                      -------------
6.01, neither the Company nor any of its Subsidiaries, on a consolidated basis, has outstanding basis, has outstanding any Indebtedness. There exists no default under the provisions of any instrument evidencing or securing Indebtedness of the Company or any of its Subsidiaries or of any agreement otherwise relating thereto which has had or would reasonably be expected to have a Material Adverse Effect.

          SECTION 4.13. Pollution and Other Regulations.
                        -------------------------------

          (a) The Company and its Subsidiaries are not in violation of, and do not presently have outstanding any liability under, have not been notified that they are or may be liable under and do not have knowledge of any liability or potential liability (including any liability relating to matters set forth in Part A. of Schedule 4.13) except as set forth in Part A. of Schedule 4.13, under
           -------------                                    -------------
any applicable Environmental Laws which violation, liability or potential liability could reasonably be expected to have a Materially Adverse Effect.

          (b)  Except as set forth in Part B. of Schedule 4.13, neither the
                                                 -------------
Company nor any of its Subsidiaries has received a written request for information under any Environmental Laws stating or suggesting that the Company or any of its Subsidiaries has or may have liability thereunder or written notice that any such entity has been identified as a potentially responsible party under any Environmental Laws, or any comparable state law, or any public health or safety or welfare law, nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any Environmental Laws.

          (c)  Except as set forth in Part C. of Schedule 4.13, each of the
                                                 -------------
Company and its Subsidiaries has obtained all material permits, licenses or other authorizations required for the conduct of their respective operations under all applicable Environmental and Asbestos Laws and each such authorization is in full force and effect.

          (d)  Except as set forth in Part D. of Schedule 4.13, each of Company
                                                 -------------
and its Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business, and Company will use its reasonable best efforts to comply, and to cause each of its Subsidiaries to comply, with all such laws and regulations which may be legally imposed in the future in jurisdictions in which Company or any of its Subsidiaries may then be doing business.

          SECTION 4.14. Possession of Franchise, Licenses, Etc. Except as set
                        --------------------------------------
forth on Schedule 4.14, each of Company and its Subsidiaries possesses all
         -------------
franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and neither Company nor any of its Subsidiaries is in violation of any thereof in any material respect.

          SECTION 4.15. Intellectual Property. Except as set forth on Schedule
                        ---------------------                         --------
4.15, each of Company and its Subsidiaries owns or has the right to use all
----
patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted. Nothing has come to the attention of Company, any of its Subsidiaries or any of their respective directors and officers to the effect that (i) any product, process, method, substance, part or other material presently contemplated to be sold by or employed by Company or any of its Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there is pending or threatened any claim or litigation against or affecting Company or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material or (iii) there is, or there is pending or proposed, any patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise materially adversely affect the business, condition or operations of, Company or any of its Subsidiaries.

          SECTION 4.16. Insurance Coverage. Each property of the Company or any
                        ------------------
of its Subsidiaries is insured within terms reasonably acceptable to the Banks for the benefit of the Company or a Subsidiary of the Company in amounts deemed adequate by the Company's management and no less than those amounts customary in the industry in which the Company and its Subsidiaries operate against risks usually insured against by Persons operating business similar to those of the Company or its Subsidiaries in the localities where such properties are located, and the Agent has been named loss payee or additional insured, as its interest may appear, on all such policies. Attached as Schedule
                                                                       --------
4.16 hereto are certificates evidencing such insurance.
----

          SECTION 4.17. Labor Matters. Except as set forth on Schedule 4.17, the
                        -------------                         -------------
Company and its Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Company's executive officers, there are no such strikes, disputes, slow downs or work stoppages threatened against any Company or any of Company's Subsidiaries. The hours worked and payment made to employees of the Company and its Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Company and its Subsidiaries, or for which any claim may be made against the Company or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Company and its Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

          SECTION 4.18. Intercompany Loans. All intercompany indebtedness owned
                        ------------------
by the Company or any of its Subsidiaries or owed by a U.S. Subsidiary to the Company is evidenced by an Intercompany Note, which Intercompany Note has been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitutes the legal, valid and binding obligations of the party thereto, enforceable against it in accordance with the terms of the Intercompany Note, except as may be limited by Bankruptcy Law and by general principles of equity. There are no restrictions on the power of the Company or any of its Subsidiaries to repay the indebtedness evidenced by any Intercompany Note except restrictions on the Company contained herein and in the Barclays Agreement.

          SECTION 4.19. Disclosure. Neither this Agreement, any Loan Document
                        ----------
nor any other document, certificate or statement furnished to the Banks or the Agent by or on behalf of the Company or any Guarantor in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Company or any of its Subsidiaries which has not been set forth in this Agreement, the Loan Documents or in the other documents, certificates and statements furnished to the Banks or the Agent by or on behalf of the Company or any Guarantor prior to the date hereof in connection with the transactions contemplated hereby.

          SECTION 4.20. Partially Owned Subsidiaries. The Company and its
                        ----------------------------
Subsidiaries own 50% of the issued and outstanding shares of stock of Law/Sundt, Inc., and Envirosource Incorporated. Law Engineering and Environmental Services, Inc. owns 50% of the issued and outstanding membership interests of Law/Spear, LLC, a Georgia limited liability company. The Company and its Subsidiaries do not own or control sufficient outstanding capital stock with the power to vote to elect a majority of the board of directors of Law/Sundt, Inc. and Envirosource Incorporated. The organizational documents of Law/Spear, LLC do not permit Law Engineering and Environmental Services, Inc., without the consent of the other persons holding membership interests of Law/Spear, LLC, to cause Law/Spear, LLC to guaranty the Obligations or to grant a lien in its assets in favor of the U.S. Collateral Agent, nor do the organizational documents of Law/Spear, LLC permit Law Engineering and Environmental Services, Inc., without the consent of the other persons holding membership interests of Law/Spear, LLC, to amend the organizational documents to provide such a guarantee or grant such a lien. The fair market value of all of the assets of Law/Sundt, Inc. is approximately $10,000, the fair market value of all assets of Envirosource Incorporated is less than $25,000 and the fair market value of all assets of Law/Spear, LLC is less than $550,000.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

          So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, unless the Required Banks shall otherwise consent in writing:

          SECTION 5.01. Use of Proceeds. The proceeds of all Borrowings will be
                        ---------------
used by the Company as provided in Section 2.12. None of the proceeds of any Borrowing shall be used, directly or indirectly, to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any "margin security" or "margin stock" (within the meaning of the regulations of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such "margin security" or "margin stock" or for any other purpose that might deem this transaction as a "purpose credit" (within the meaning of the regulations of the Board of Governors of the Federal Reserve System). If requested by any Bank, the Company will furnish to such Bank statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

          SECTION 5.02. Reporting Covenants. The Company will furnish to each of
                        -------------------
the Banks:

     (a) as soon as available and in any event no later than 120 days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal year, and the related audited consolidated statements of income and cash flow of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and with (1) an unqualified opinion of Ernst & Young or other independent certified public accountants of recognized standing selected by the Company and satisfactory to the Required Banks and (2) a certificate (with supporting details) from such accountants stating whether anything has come to their attention during their audit that causes them to believe that the Company has failed to comply with the covenants set forth in Article VII of the Credit Agreement and the equivalent sections of the Barclays Agreement, and as soon as available and in any event no later than 160 days after the end of each fiscal year of the Company, the management letter prepared in connection with such audited financial statements, provided that the Company may make a change in its accounting principles in any fiscal year, so long as (w) the Required Banks shall consent thereto (which consent shall not be unreasonably withheld), (x) such change or changes are clearly reflected in the annual audit report, (y) any principle has been concurred in by the Company and the Company's independent certified public accountants and is in accordance with generally accepted accounting principles, and (z) this Agreement has been amended to the extent necessary to reflect such changes in the financial covenants and other terms and conditions of this Agreement;

     (b) (1) as soon as available and in any event within 30 days after the end of each fiscal month of each fiscal year of the Company, (A) a consolidated balance sheet of the Company and its Subsidiaries as of the close of such month and consolidated statements of income and cash flow for such month and for the year-to-date, with comparisons to the forecasts and the actual performance by the Company and its Subsidiaries for equivalent periods of the previous year, all in reasonable detail and in accordance with GAAP, subject to usual and customary year end audit and adjustments and footnote disclosures, (B) a certificate (with supporting details) in the form of Schedule 5.02(b)(1) hereto,
                                                     -------------------
of the Chief Financial Officer stating that to the best of his knowledge no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (C) accounts payable, accounts receivable and work in process reports in the form reasonably acceptable to the Banks, together with a brief commentary summarizing these reports, the balance sheet and the statements of income and cash flow, and (2) as soon as available and in any event no later than the Borrowing Base Reporting Date for each fiscal month of each fiscal year of the Company, a Borrowing Base Certificate hereto as of the close of the immediately preceding fiscal month;

     (c) as soon as available and in any event within 45 days after the end of each fiscal quarter of each fiscal year of the Company (1) a certificate in the form of Schedule 5.02(c) hereto by the Chief Financial Officer of the Company
        ----------------
accompanied with the Company's Form 10-Q (with quarterly financial statements) with respect to such fiscal quarter duly filed with the Securities and Exchange Commission, (2) integrated financial forecasts for the immediately succeeding twelve-month period, which forecasts shall be updated to reflect actual historical performance data reported as of the most recently ended fiscal quarter and to reflect any changes in future expected performance, and (3) a backlog report indicating as of the close of such fiscal quarter the amount of uncommenced work of Gibb Limited;

     (d) promptly upon the approval of its board of directors and in any event within 45 days after the end of each fiscal year of the Company, a capital expenditures budget for the succeeding fiscal year, in reasonable detail;

     (e) as soon as available and in any event within 45 days of the end of each fiscal month of the Company, a report listing all employees of the Company or its Subsidiaries that are shareholders of the Company and that left (voluntarily or involuntarily) employment of the Company or any of its Subsidiaries during such month, indicating the number of shares of stock of the Company held by each such shareholder and whether such shareholder executed a promissory note in favor of SunTrust Bank, Atlanta in connection with the purchase of any shares of stock of the Company; and

     (f) with reasonable promptness, such further information regarding the business, affairs and financial condition of the Company or any of its Subsidiaries as any Bank may reasonably request.


          SECTION 5.03. Maintenance of Books; Inspection of Property and
                        ------------------------------------------------
Records. Each of the Company and the Guarantors shall, and shall cause each of
-------
its Subsidiaries to, keep proper books of record and account containing complete and accurate entries in all material respects of all of their respective financial and business transactions and prepare or cause to be prepared its annual statements and reports in accordance with generally accepted accounting principles. Each of the Company and the Guarantors shall, and shall cause each of its Subsidiaries to, permit any person designated by any Bank to visit and inspect any of its properties, corporate books and financial records, to make copies and take extracts therefrom, and to discuss its accounts, affairs, and finances with the principal officers of the Company and such Subsidiary during reasonable business hours, all at such times as the Banks may reasonably request; provided, however, that any time following the occurrence and
         --------  -------
continuance of an Event of Default, no prior notice to the Company shall be required. Each of the Company and the Guarantors shall, and shall cause each of its Subsidiaries to, prepare or cause to be prepared its interim statements and reports in accordance with generally accepted accounting principles, subject to usual and customary year end audit and adjustments and footnote disclosures.

          SECTION 5.04. Maintenance of Properties. Each of the Company and the
                        -------------------------
Guarantors shall, and shall cause each of its Subsidiaries to, maintain, preserve, protect and keep, or cause to be maintained, preserved, protected and kept, its properties and every part thereof in good repair, working order and condition, and from time to time will make or cause to be made all needful and proper repairs, renewals, replacements, extensions, additions, betterments, and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however,
                                                           --------- --------
that the Company and its Subsidiaries shall not be under any obligation to repair or replace any such properties which have become obsolete or have become unsuitable or inadequate for the purpose for which they are used.

          SECTION 5.05. Maintenance of Insurance. Each of the Company and the
                        ------------------------
Guarantors shall, and shall cause each of its Subsidiaries to, (i) maintain liability and worker's compensation insurance with financially sound and reputable insurers (or maintain a legally sufficient, fully funded, program of self insurance against worker's compensation liabilities), and also maintain adequate insurance on its properties against such hazards and in at least such amounts as is customary in the business, and (ii) name the Agent as loss payee or additional insured, as its interest may appear, on each of such insurance policies. At the request of any Bank, the Company will forthwith deliver an officer's certificate specifying the details of such insurance in effect.

          SECTION 5.06. Taxes and Claims. Each of the Company and the Guarantors
                        ----------------
shall, and shall cause each of its Subsidiaries to, pay and discharge (i) all Taxes prior to the date on which penalties attach thereto, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) (collectively "Other Claims") which, if unpaid, might become a Lien
                         ------------
upon any of its property; provided, however, that the Company and its
                          --------  -------
Subsidiaries shall not be required to pay and discharge any such Tax or Other Claim so long as the legality or amount thereof shall be promptly contested in good faith and by appropriate proceedings which effectively stay the enforcement of any Lien and the attachment of a penalty and the Company or such Subsidiary, as the case may be, shall have set aside appropriate reserves therefor in accordance with generally accepted accounting principles.

          SECTION 5.07. Existence and Status. Except as provided in Section
                        --------------------
6.04, each of the Company and the Guarantors shall, and shall cause each of its Subsidiaries that is a corporation to, maintain its corporate existence, its material rights, franchises and licenses (for the schedule duration thereof), its trademarks, tradenames and service marks necessary or desirable in the normal conduct of its business, its good standing in its state of incorporation and its qualification and good standing as a foreign corporation in all jurisdictions where its ownership of property or its business activities cause such qualification to be required and the failure to do so could have a Materially Adverse Effect. The Company shall cause each Subsidiary that is not a corporation to maintain its present form of existence, its material rights, franchises and licenses (for the scheduled duration thereof), its trademarks, tradenames and service marks necessary or desirable in the normal conduct of its business, its good standing in the jurisdiction of its constitution and its qualification and good standing as a foreign entity in all jurisdictions where its ownership of property or its business activities cause such qualification to be required and the failure to do so could have a Materially Adverse Effect.

          SECTION 5.08.  Compliance with Laws, Etc.  Each of the Company and the
                         -------------------------
Guarantors shall, and shall cause each of its Subsidiaries to, comply with all Applicable Law (including, without limitation, the Environmental Laws) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Applicable Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

          SECTION 5.09.  ERISA. The Company and the Guarantors shall, and shall
                         -----
cause each of its Subsidiaries to, deliver to each of the Banks:

          (i) Promptly after the discovery of the occurrence thereof with respect to any Plan, or any trust established thereunder, notice of (A) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (B) any other event which could subject the Company or any ERISA Affiliate to any material tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Code;

          (ii) At the same time and in the same manner as such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303(e),
     (307)(e), 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA or Section 412(f) of the
     Code with respect to any Plan; and

          (iii) Upon the request of any Bank, (A) true and complete copies of any and all documents, government reports and determination or opinion letters (if any) for any Plan, or (B) a current statement of withdrawal liability for each Multiemployer Plan.

          SECTION 5.10.  Litigation.  The Company shall give prompt written
                         ----------
notice to each of the Banks of (a) any judgment entered by a court, tribunal, administrative agency or arbitration panel in which the amount of liability is $500,000 or more in excess of insurance coverage, or in which the aggregate amount of liability is $1,000,000 or more in excess of insurance coverage, and (b) any disputes which may exist between the Company or any of its Subsidiaries and any governmental or regulatory body, in which the amount in controversy is $500,000 or more and which may materially and adversely affect the normal business operations of the Company or any of its Subsidiaries or any of their respective properties and assets. The Company shall provide each of the Banks, on a quarterly basis, concurrently with the delivery of the information required under Section 5.02(c), the Company's internal litigation reports prepared in the course of its business, which shall set forth each action, proceeding or claim, of which the Company or any of its Subsidiaries has notice, which is commenced or asserted against the Company or any of its Subsidiaries, and in which the amount claimed or the potential liability is $500,000 or more.

          SECTION 5.11.  Notice of Events of Default. The Company shall deliver
                         ---------------------------
to each of the Banks within five (5) days after any Executive Officer obtains any knowledge of any condition, event or act which creates or causes a Default or an Event of Default, a certificate signed by an officer of the Company or Gibb Limited specifying the nature thereof, the period of existence thereof and what action the Company's or such Subsidiary proposes to take with respect thereto.

          SECTION 5.12.  Stockholder Reports, etc.  Contemporaneously with the
                         ------------------------
sending or filing thereof, the Company will provide to each of the Banks copies of all proxy statements, financial statements, and reports which the Company sends to its stockholders, and copies of all regular, periodic, and special reports, and all statements which the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

          SECTION 5.13.  Future Guarantors and Pledgors.
                         ------------------------------

          (a) Subject to any prohibitions or limitations as to power or authority imposed by law applicable to any such Subsidiary, the Company and the Guarantors shall cause (1) each Person incorporated or otherwise organized in the United States that hereafter becomes a Subsidiary (an "Additional
                                                           ----------
Guarantor") to become a Guarantor under this Agreement, the Swap Guaranty and
---------
the Barclays Guaranties and to pledge all of its assets, including, to the extent owned by such Guarantor, 100% of the stock of other U.S. Subsidiaries, 65% of the stock of any International Subsidiaries (other than those Subsidiaries listed on Schedule 1.01(e)) and all Intercompany Notes, to the U.S.
                       -----------------
Collateral Agent upon the creation of such Additional Guarantor by executing and delivering to the U.S. Collateral Agent the Supplemental Documents; provided,
                                                                    --------
however, that none of the Partially Owned Subsidiaries shall be required to
-------
become a Guarantor under this Agreement or pledge any of its assets under the U.S. Security Documents unless and until the Company shall beneficially own, directly or indirectly, 100% of the outstanding common stock (exclusive of directors' qualifying shares) of such Partially Owned Subsidiary; and (2) each Person that owns the stock of the Additional Guarantor or holds any Intercompany Notes executed by the Additional Guarantor to pledge and deliver such stock and Intercompany Notes to the U.S. Collateral Agents, together with a supplement to the Company Pledge Agreement or Guarantor Pledge Agreement, as the case may be, and with stock powers or other appropriate instruments of transfer executed by such Person in blank.

          (b) If an Additional Guarantor is a Material U.S. Subsidiary, the Additional Guarantor shall also deliver to the U.S. Collateral Agent and the Banks, simultaneously with the Supplemental Documents, (1) Certified Requests for Information or Copies (Form UCC-11) or equivalents reports, showing that there are no effective financing statements which name the Additional Guarantor as debtor and (2) an opinion rendered by legal counsel to such Additional Guarantor and the Person required to pledge the shares of stock of the Additional Guarantor under the U.S. Security Documents to the U.S. Collateral Agent, addressing the types of matters set forth in Exhibit F-1, Exhibit F-2 and Exhibit F-3(A) hereof and such other matters
     -----------  -----------     --------------
     as the Required Banks may reasonably request, addressed to the Agent and the Banks.

          (c) The Company and the Guarantors shall cause each Person (an "Additional Pledgor") that hereafter acquires the stock of or other
      ------------------
     ownership interest in any Subsidiary that is incorporated or otherwise organized in a country or state other than the United States and which (1) has assets comprising five percent (5%) or more of the assets of the Company and its Subsidiaries, taken as a whole, or (2) has revenues comprising five percent (5%) or more of the revenues of the Company and its Subsidiaries, taken as a whole, to pledge 65% of such stock or other ownership interest to the U.S. Collateral Agent under documents in form and substance acceptable to the Banks, together with an opinion rendered by legal counsel to such Additional Pledgor to the Banks, addressing such issues are requested by the Banks, in form and substance satisfactory to the Banks, and such evidence of corporate or partnership approval as the Banks shall require.

               SECTION 5.14.  Ownership of Guarantors.  The Company and its
                              -----------------------
     Subsidiaries that own Guarantors shall maintain their percentage ownership of such Guarantors existing as of the date hereof and shall not decrease its ownership percentage in each Additional Guarantor pursuant to Section
     5.13 after the date hereof, as such ownership exists at the time such Additional Guarantor becomes a Guarantor hereunder.


               SECTION 5.15.  401(k) Plan.  To the extent that an employer
                              -----------
     stock option is available under the 401(k) Plan, the Company shall designate that all employer matching and profit-sharing contributions be made in common stock of the Company or in cash held temporarily in trust until converted into common stock of the Company, which conversion shall occur at least quarterly.

          SECTION 5.16.  Law International Sales Company.  No later than
                         -------------------------------
September 30 of each year, the Company and the Guarantors shall cause Law International Sales Company, a U.S. Virgin Island corporation, to issue and pay a dividend to Law International, Inc. in a amount equal to the intercompany indebtedness which has accrued since September 30 of the prior year.

          SECTION 5.17.  Lex.  The Company shall cause Lex Insurance to issue
                         ---
dividends at least annually to the Company in such amounts, if any, such that Lex Insurance maintains only the minimum capital level required by law and regulation and by Lex Insurance's underwriters, and shall not permit Lex Insurance to grant a Lien or permit any Lien to exist on the real property and other assets owned by Lex Insurance.

          SECTION 5.18.  Refinancing of FLECBOA.  No later than April 15, 1997,
                         ----------------------
the Company shall (1) cause all agreements relating to FLECBOA to be terminated;
(2) cause ownership of fee title to the property leased by the Company or any of its Subsidiaries in connection with FLECBOA to be transferred to the Company or such Subsidiary; (3) have all Liens on the collateral securing FLECBOA released, other than Liens permitted under Section 6.02; and (4) execute and deliver, or cause such Subsidiary to executed and deliver, to the Agent a Mortgage, in form and substance reasonably satisfactory to the Required Banks, pursuant to which such collateral shall be pledged to the U.S. Collateral Agent for the benefit of the Banks and Barclays Bank PLC, together with (A) fixture filings recorded in such jurisdictions as the Required Banks reasonably deem necessary to perfect the security interest granted thereunder, (B) a title insurance policy with respect to such collateral showing that the U.S. Collateral Agent has a valid first priority lien with respect to the Mortgaged Property located in Escambia Country, Florida subject to no encumbrances other than such Mortgage and Liens permitted pursuant to Section 6.02 hereof, (C) such environment reports as the Required Banks shall reasonably require, (D) such legal opinions addressing such issues as the Required Banks may reasonably require addressed to the Agent and the Banks, and (E) all other documents, instruments, and certificates reasonably required by the Required Banks in connection therewith.

                                  ARTICLE VI

                              NEGATIVE COVENANTS
                              ------------------


          So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, without the written consent of the Required Banks (unless otherwise provided herein):

          SECTION 6.01. Indebtedness and Rental Obligations. The Company and the
                        -----------------------------------
Guarantors shall not, and shall not permit any Subsidiary of the Company or joint venture in which the Company or any of its Subsidiaries is a party to, create, incur, assume or suffer to exist, any Indebtedness or any operating lease and other rental obligations, not existing as of the date of this Agreement and disclosed on Schedule 4.12 hereto, except
                           -------------

          (a) all Indebtedness owing to the Banks and the Agent under this Agreement and the Notes;

          (b) rental obligations which involve either real estate or personalty if the aggregate of all rental payments by the Company and its Subsidiaries shall not exceed per fiscal year 8.0% of Net Fees Budgeted for such fiscal year;

          (c) Indebtedness not evidenced by a promissory note or other instrument, incurred in the normal course of business and payable on customary terms, including, but not limited to, salaries and bonuses and general overhead expenses;

          (d) Indebtedness existing on the Closing Date and evidenced by a Shareholder Note; provided, however, that (1) such Indebtedness may not be
                       --------  -------
     refinanced after the Closing Date except with the consent of and upon terms satisfactory to the Banks and Barclays, (2) such Shareholder Notes may not be amended or otherwise modified in any material respect, other than modifications to extend the scheduled payment of any interest or principal or reduce the interest rate payable thereunder, and (3) the Company may not make principal payments on any of such Shareholder Notes except to the extent expressly permitted in Section 6.03(b);

          (e) Indebtedness incurred after the Closing Date for the repurchase of common stock of the Company, provided that (1) such Indebtedness shall not exceed in principal amount an aggregate of (A) $250,000, less (B) the
                                                                  ----
     amount of any principal of the Shareholder Notes paid in cash by the Company on or after the Closing Date, plus (C) an amount equal to the net
                                           ----
     proceeds of sales of stock of the Company at any one time outstanding, (2) after giving effect to such incurrence of

     Indebtedness and corresponding stock repurchase, the Company shall be in compliance with Section 6.01, (3) such Indebtedness shall be evidenced by a Shareholder Note, and all principal and interest with respect to such Indebtedness shall be expressly subordinated to the prior payment in full of the Obligations, in substantially the form set forth on Schedule 6.01
                                                                -------------
     hereto, and (4) no principal amount of such Indebtedness shall be due and payable on or prior to the Commitment Termination Date.

          (f) obligations of the Company and the Guarantors under and with respect to the Interest Rate Contracts; provided that the maximum secured
                                             --------
     exposure of the Interest Rate Contracts is $200,000;

          (g) endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

          (h) guarantees and endorsements of employee stock purchase loans, and other loans to employees, financed by SunTrust in aggregate principal amount not exceeding $1,250,000;

          (i) Indebtedness of any Guarantor owing to the Company and Indebtedness of the Company owing to any Guarantor, which Indebtedness shall be evidenced by Intercompany Notes pledged to the U.S. Collateral Agent pursuant to the Company Pledge Agreement or the Guarantor Pledge Agreement, as the case may be, provided such Indebtedness is subject to the provisions of Section 11.09;

          (j) Indebtedness arising under the BGI Facility and the Barclays Revolver;

          (k) any guarantee of Indebtedness expressly permitted under the terms of this Section 6.01;

          (l)  the HKS Synthetic Stock; and

          (m) Indebtedness in the amount of $310,000 owed in respect of the previous purchase of the stock of Prointec, a Spanish corporation; provided that such Indebtedness shall be repaid no faster than, or in greater amounts than, in twenty-four equal monthly installments, commencing as of January, 1996.

          SECTION 6.02.  Limitation on Liens and Security Interests. The Company
                         ------------------------------------------
and the Guarantors shall not, and shall not permit their respective Subsidiaries to, create, incur, assume or suffer to exist, any Lien or other encumbrance of any kind on any of its properties or assets, real or personal, wherever located, including assets hereafter acquired, except

     (a)  Liens existing on the date hereof and described on Schedule 6.02;
                                                             -------------

     (b) Liens in favour of the U.S. Collateral Agent or the International Collateral Agent;

     (c) Liens for Taxes not yet payable or being contested in good faith and by appropriate proceedings;

     (d) deposits or pledges to secure payments of workmen's compensation, unemployment insurance, old age pension and other social security obligations;

     (e) mechanics', carriers', workmen's, repairmen's, landlord's, or other Liens arising in the ordinary course of business securing obligations which are not overdue for a period longer than 60 days, or which are being contested in good faith by appropriate proceedings;

     (f) pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases made in the ordinary course of the business of the Company or any of its Subsidiaries;

     (g) deposits to secure, or in lieu of, surety and appeal bonds to which the Company or a Subsidiary of the Company is a party;

     (h) deposits in connection with the prosecution or defense of any claim in any court or before any administrative commission or agency;

     (i) Liens arising out of judgments or awards with respect to which the Company or a Subsidiary of the Company at the time shall in good faith be diligently prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

     (j) purchase money security interests, and leases in the nature thereof, for equipment and machinery or mortgages for real estate, in each case purchased in the ordinary course of business and to be used in the conduct of its business provided that any such security interest or mortgage secures only the repayment
--------
of the purchase price of such machinery, equipment or real estate and any such lease obligations do not exceed the purchase price of such machinery or equipment;

     (k)  Liens granted in any Intercompany Note in the form of Exhibit B-2
                                                                -----------
hereto, provided that such Intercompany Notes are pledged to the U.S. Collateral Agent, all related UCC-1 financing statements are assigned to the U.S. Collateral

     Agent and such Lien is subordinated to the first priority Lien granted to the U.S. Collateral Agent in the Security Documents; and

          (l) Liens with respect to cash collateral securing the BGI Exposure, to the extent permitted under Section 6.5 of the Intercreditor Agreement, and any other cash collateral securing any of the Letters of Credit and the BGI Exposure obtained in accordance with the Intercreditor Agreement.

          SECTION 6.03.  Dividends; Other Restricted Payments.
                         ------------------------------------

          (a) In any fiscal year of the Company, the Company shall not pay or declare any dividends on any of its capital stock, other than dividends on Permitted Preferred Stock.

          (b) In any fiscal year of the Company, the Company shall not (i) redeem, repurchase, retire or make similar payments with respect to any of its shares of capital stock in cash or cash equivalents or (ii) pay any principal of, premium, if any, or redeem, purchase, retire or make any similar payment with respect to, any Subordinated Indebtedness; provided, however, that (l) the
                                                --------- --------
Company may pay principal of the Shareholder Notes in an aggregate amount not to exceed (A) $250,000, less (B) the stated principal amount of any
                     ----
Shareholder Notes issued by the Company after the Closing Date in connection with a repurchase of its common stock, (2) the Company may pay interest on the Shareholder Notes, (3) the Company may redeem outstanding Shareholder Notes from Persons holding such Shareholder Notes on the Closing Date to the extent it issues Permitted Preferred Stock in exchange therefor, (4) the Company may repurchase shares of its common stock to the extent permitted by Section 6.01(e) and (5) HKS or HKS Trust may repurchase shares of HKS Synthetic Stock when required with proceeds of the Barclays Revolver in an amount not to exceed $1,000,000 in the aggregate since June 30, 1995.

          SECTION 6.04.  Merger; Joint Ventures; Sale of Assets; Acquisitions.
                         ----------------------------------------------------
The Company and the Guarantors shall not, and shall not permit any of their respective Subsidiaries to:

          (a)  merge or consolidate with any other entity, except that this
     Section 6.04 shall not apply to (i) any merger or consolidation of the Company or a Guarantor with any Subsidiary of the Company provided that the Company or such Guarantor shall be the continuing entity, and (ii) any merger or consolidation of any Subsidiary of the Company (other than a Guarantor) with any other Subsidiary of the Company (other than a Guarantor) if, after giving effect thereto, the continuing entity is a wholly-owned Subsidiary of the Company;

          (b) enter into a partnership or joint venture with any other entity; provided, however, that so long as no Event of Default has occurred, the
     --------  -------
     Company or any of its Subsidiaries may request that the Banks consent to its entering into a partnership or joint venture for the purposes of carrying on its business and the Banks agree to consider any such request in conjunction with the consideration of such request by Barclays Bank PLC under the Barclays Agreement;

          (c) sell, lease, transfer or otherwise dispose of any assets, including any assets of any International Subsidiaries, except that this
     Section 6.04 shall not prohibit any disposition of (i) any asset if on the date such asset is sold, the Asset Value of all asset sales occurring after the Closing Date (excluding the Asset Value of the property permitted to be sold in clauses (x) and (y) of the proviso below), taking into account the Asset Value of the proposed asset sale, would not exceed on an aggregate basis five percent (5%) of the Consolidated Net Worth of the Company and its Subsidiaries on the Closing Date and such sale is in the ordinary course of business or (ii) any obsolete or retired property not used or useful in its business.

          (d) purchase, lease or otherwise acquire for cash, stock or other consideration, the stock of any Person or all or any substantial portion of the assets of any Person where such stock, assets or other consideration have an aggregate fair market value of more than $1,000,000, except that this Section 6.04 shall not apply to repurchases of stock permitted pursuant the proviso in to Section 6.03(b)(3) hereof.

          SECTION 6.05. Sale and Leaseback. The Company and the Guarantors shall
                        ------------------
not, and shall not permit any of their respective Subsidiaries to, enter into any transaction with any other entity whereby such other entity leases assets sold or otherwise transferred to it by the Company or such Subsidiary, unless all proceeds obtained transferred to it by the Company or such Subsidiary, unless all proceeds obtained from such transaction are immediately paid to the Intercreditor Agreement Agent for application in accordance with the terms of the Intercreditor Agreement.

          SECTION 6.06. Investments, Loans, Etc. The Company and the Guarantors
                        -----------------------
shall not, and shall not permit any of their respective Subsidiaries to, make, permit or hold any Investments in any Person, or otherwise acquire or hold any Subsidiaries, other than:

          (a)  Investments in Subsidiaries existing on the Closing Date;

          (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case supported by the full faith and credit of the United States and maturing within one year from the date of creation thereof;

          (c) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by a nationally recognized credit rating agency;

          (d) time deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by any Bank and any office located in the United States or England of any bank or trust company which is organized under the laws of the United States or England or any state thereof and has total assets aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

          (e)  Investments made by Plans;

          (f) Loans to the Company or other Subsidiaries (excluding HKS, Law/Sundt, Inc., Envirosource Incorporated, IHT Rosser Gibb GmbH, Law International Sales Company or any of their respective Subsidiaries) to the extent such loans are evidenced by Intercompany Notes, pledged to the U.S. Collateral Agent, subordinated to the extent required in Section 11.09, and otherwise on terms and conditions acceptable to the Required Banks, or loans to International Subsidiaries which are "Chargors" under the Barclays Agreement; and

          (g) Employee stock purchase loans, and other loans to employees, acquired by the Company in connection with honoring its guarantee of such loans permitted under Section 6.01(g) hereof.

          SECTION 6.07. Nature of Business. The Company and the Guarantors shall
                        ------------------
not, and shall not permit any of their respective Subsidiaries to, engage in any business or businesses other than those engaged in by the Company or such Subsidiary on the date hereof; provided, however, that nothing herein contained
                               --------  -------
shall prevent the Company or any of its Subsidiaries (i) from expanding the location of its business or businesses (A) in the United States, (B) in those foreign countries in which the Company or such Subsidiary engages in business on the date hereof or (C) in any other foreign country if the Company (1) gives the Banks prompt notice thereof and (2) if the aggregate amount of assets moved or to be moved to such new country equals or exceeds five percent (5%) of the Consolidated Net Worth of the Company, executes such additional security documents and delivers such legal opinions as the Banks and Barclays may reasonably require, or (ii) from ceasing or omitting to exercise any rights, licenses, permits, or franchises which in good faith in the judgment of the Company or such Subsidiary can no longer be profitably exercised.

          SECTION 6.08. Sale of Subsidiaries. The Company and the Guarantors
                        --------------------
shall not, and shall not permit any of their respective Subsidiaries to, sell or otherwise dispose of any shares of capital stock of or other ownership interest in any Subsidiary of the Company

(except in connection with a merger or consolidation permitted by Section 6.04(a)), or permit any Subsidiary of the Company to issue any additional shares of its capital stock or other incidents of ownership, except on a pro rata basis
                                                                  --- ----
to all its stockholders, partners or owners, as the case may be and provided that any such additional shares of capital stock or other incidents of ownership issued to the Company, any Guarantor or Additional Pledgor are pledged to the U.S. Collateral Agent; provided, however, that if the issuer is an International
                       --------  -------
Subsidiary (other than those Subsidiaries listed on Schedule 1.01(e) hereto),
                                                    ----------------
65% of such additional shares of capital stock or other incidents of ownership shall be pledged to the U.S. Collateral Agent and 35% of such additional shares of capital stock or other incidents of ownership shall be pledged to the International Collateral Agent.

          SECTION 6.09. Compliance with ERISA. The Company and the Guarantors
                        ---------------------
shall not take or fail to take, or permit any of their Subsidiaries or ERISA Affiliates to take or fail to take, any action with respect to a Plan including, but not limited to, (i) establishing any Plan, (ii) amending any Plan, (iii) terminating or withdrawing from any Plan, or (iv) incurring an "amount of unfunded benefit liabilities", as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA, where such action or failure could have a Materially Adverse Effect, result in a Lien on the property of the Company or any of its Subsidiaries or require the company or any of its Subsidiaries to provide any security, except to the extent permitted pursuant to
Section 6.02 hereof.

          SECTION 6.10. Negative Pledges. The Company and the Guarantors shall
                        ----------------
not, and shall not permit any of their respective Subsidiaries to, agree or covenant with any Person to restrict in any way its ability to grant any Lien on its assets, except that this Section 6.10 shall not apply to (i) any covenants contained in this Agreement or the Security Documents, (ii) any covenants contained in the Barclays Agreement, and (iii) covenants and agreements made in connection with Liens described in Section 6.02(j) but only if such covenant or agreement applies solely to the specific machinery, equipment or real estate to which such Lien relates.

          SECTION 6.11. Transactions with Affiliates. The Company and the
                        ----------------------------
Guarantors shall not, and shall not permit any of their respective Subsidiaries to:

          (a) Enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of the Company or any of its Subsidiaries (but excluding any Affiliate which is the Company or any of its Subsidiaries), other than on terms and conditions substantially as favorable to the Company or such Subsidiary as would be obtained by the Company or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

          (b) Convey or transfer to any other Person (including the Company or any of its Subsidiaries) any real property, buildings, or fixtures used in the manufacturing or production operations of the Company or any of its Subsidiaries, or convey or transfer to the Company or any of its Subsidiaries any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

          SECTION 6.12. Limitations on Payment Restrictions. The Company and the
                        -----------------------------------
Guarantors shall not, and shall not permit any of their respective Subsidiaries to, create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of the Company or any of its Subsidiaries to (i) pay dividends or make any other distributions on stock of the Company or any of its Subsidiaries, (ii) pay any indebtedness owed to the Company or any of its Subsidiaries, or (iii) transfer any of its property or assets to the Company or any of its Subsidiaries except any consensual encumbrance or restriction existing under the Loan Documents or the Barclays Agreement.

          SECTION 6.13. Actions Under Certain Documents. The Company and the
                        -------------------------------
Guarantors shall not, and shall not permit any of their respective Subsidiaries to, modify, amend, restate, cancel, refinance or rescind the Barclays Agreement, the Intercompany Notes, any Shareholder Note or any other agreements or documents evidencing or governing Subordinated Indebtedness, without the prior written consent of the Banks and Barclays.

          SECTION 6.14. Law Companies Group, Ltd. The Company shall not permit
                        ------------------------
Law Companies Group, Ltd, to issue any additional Class A ordinary stock or Class B ordinary stock subject to a put or a call or honor any put or any call on such stock except with respect to the $50,000 worth of Class A ordinary stock already issued by Law Companies Group, Ltd. and held by Gibb Limited, nor shall it permit Law Companies Group, Ltd. to issue any preference shares subject to a put or honor any put on such preference shares.

          SECTION 6.15. HKS. The Company, the Guarantors and all other
                        ---
Subsidiaries of the Company, including the International Subsidiaries, but excluding HKS, shall not make or permit to exist investments (whether by capital contribution, loan or otherwise) into HKS, HKS Trust or any of their respective Subsidiaries.

          SECTION 6.16. Additional Classes of Shares. The Company shall not
                        ----------------------------
issue any new classes of capital stock (including any class of preferred stock) other than those classes outstanding on the Closing Date and Permitted Preferred Stock to the extent issued to Persons holding Shareholder Notes on the Closing Date in exchange for all or a portion of such Shareholder Notes.

                                  ARTICLE VII

                              FINANCIAL COVENANTS
                              -------------------

          So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder:

          SECTION 7.01.  Senior Debt Coverage Ratio. The Company shall not
                         --------------------------
permit the Senior Debt Coverage Ratio as of the last day of (1) the fiscal quarters ending March 31, 1997 and June 30, 1997 to be greater than 2.0 to 1.0 and (2) each fiscal quarter ending thereafter to be greater than 1.75 to 1.0.

          SECTION 7.02.  Fixed Charge Coverage Ratio. The Company shall not
                         ---------------------------
permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 1997, to be less than 0.95 to 1.0.

          SECTION 7.03.  Senior Debt Leverage Ratio. The Company shall not
                         --------------------------
permit the Senior Debt Leverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 1997, to be greater than
0.70 to 1.0.

          SECTION 7.04.  Minimum Net Worth. The Company shall not permit
                         -----------------
Consolidated Net Worth as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 1997, to be less than the sum of (a) $16,500,000 plus (b) 75% of Consolidated Net Income (but not loss) for the
            ----
period beginning January 1, 1997 and ending on the last day of such fiscal quarter, plus (c) the net proceeds of any equity offering made by the Company or
         ----
its Subsidiaries, minus (d) the aggregate amount of repurchases by the Company
                  -----
of its common stock in excess of $250,000 but only to the extent approved by all Banks and Barclays.

          SECTION 7.05.  Domestic Senior Debt Coverage Ratio.  The Company shall
                         -----------------------------------
not permit the Domestic Senior Debt Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 1997, to be greater than 2.75 to 1.0.

          SECTION 7.06.  Domestic Interest Coverage Ratio.  The Company shall
                         --------------------------------
not permit the Domestic Interest Coverage Ratio as of the last day of (1) the fiscal quarter ending March 31, 1997 to be less than 0.7 to 1.0, (2) the fiscal quarter ending June 30, 1997 to be less than 1.0 to 1.0 and (2) the fiscal quarters ending thereafter to be less than 1.15 to 1.0.

          SECTION 7.07. Minimum Domestic Cash Flow. The Company shall not permit
                        --------------------------
EBITDA of the U.S. Subsidiaries for the rolling four-quarter period ending on the last day of each fiscal quarter of the Company to be less than $11,000,000.

          SECTION 7.08. Minimum International Cash Flow. The Company shall not
                        -------------------------------
permit EBITDA of the International Subsidiaries for the rolling four-quarter period ending on the last day of each fiscal quarter of the Company to be less than the Dollar Equivalent of $7,000,000.

          SECTION 7.09. Capital Expenditures. The Company and the Guarantors
                        --------------------
shall not make, or permit any of their respective Subsidiaries to make, any expenditures for capital assets in excess of $6,000,000 during any fiscal year of the Company; provided, however, that this limitation shall not apply to (1)
                --------- --------
the refinancing of FLECBOA and any purchases of assets made in connection therewith and (2) expenditures for corporate automobiles used by the International Subsidiaries in an amount not to exceed (pounds) 500,00.


                                 ARTICLE VIII

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

          SECTION 8.01. Events of Default. Any one or more of the following
                        -----------------
shall constitute an Event of Default hereunder:

          (a) The Company shall fail to pay any principal amount owing pursuant to this Agreement, the Notes or any amount owed pursuant to Section 2.15; or

          (b) The Company shall fail to pay interest or any other sum owing pursuant to this Agreement or the Notes within five calendar days after notice by the Agent of the amount due; or

          (c) Any representation or warranty made by or on behalf of the Company or any Guarantor to the Agent or any Bank in this Agreement, the Company Security Agreement, the Company Pledge Agreement, the Company Trademark Security Agreement, the Guarantors Security Agreement, the Guarantors Pledge Agreement, the Guarantors Trademark Security Agreement and the Mortgage shall be in any respect false or misleading as of the time at which such representation or warranty was given, or any representation or warranty made by or on behalf of the Company or any Guarantor to the Agent or any Bank in any other Loan Documents or in any financial statement, report or certificate furnished pursuant to this Agreement shall be in any material respect false or misleading as of the time at which such representation or warranty was made; or

          (d) The Company or any Guarantor shall fail to perform or observe any covenant or agreement contained in Sections 5.02 and 5.11, Article VI (other than Section 6.07) and Article VII; or

          (e) The Company or any Guarantor shall fail to perform or observe any other covenant or agreement set forth in this Agreement, other than those referred to in clauses (a), (b), (c) and (d) above, and (to the extent such failure can be remedied) such failure of performance shall not be remedied within ten (10) days after the earlier of the date on which (1) any Executive Officer has actual knowledge of the facts creating or causing such failure to perform or observe such covenant or agreement and (2) the Agent delivers notice of such Default to the Company in accordance with
     Section 11.03 of this Agreement; or

          (f) Final judgment for the payment of money in excess of $100,000 or a non-monetary final judgment that has a Materially Adverse Effect should be rendered against the Company or any of its Subsidiaries and the same shall remain unpaid, unstayed on appeal, undischarged, or undismissed for a period of sixty (60) days or such longer period as may be permitted by Applicable Law during which execution may not be made provided no judgment Lien has or continues to attach to the assets of the Company or such Subsidiary during such longer period; or

          (g)  A Change of Control occurs or a Change of Management occurs; or

          (h) The Company or any of its Subsidiaries fails to make any payment as and when such payment is due upon any Indebtedness having an aggregate unpaid principal balance in excess of $100,000, other than Indebtedness owing or arising pursuant to this Agreement and the Notes, or any other default, event or condition shall have occurred or exist with respect to any such other Indebtedness, or under any agreement or instrument evidencing, securing or related to such other Indebtedness, the effect of which is to cause, or to permit the holder or owner of such Indebtedness to cause, such Indebtedness or any portion thereof, to become due prior to its stated maturity date or prior to its regularly scheduled dates of payment; or

          (i) Any involuntary petition is filed against the Company or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect and such petition shall remain undismissed for a period of sixty

     (60) days or the Company or such Subsidiary approves, consents or acquiesces thereto; or

          (j) The Company or any of its Subsidiaries makes an assignment for the benefit of the creditors or files a voluntary petition seeking relief under any provision of any bankruptcy, reorganization, arrangement insolvency or readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or

          (k) The Company incurs any liability or is exposed to any potential liability under any employee benefit that has or would have a Materially Adverse Effect; or

          (l) An "Event of Default" shall have occurred under, and as defined in, the Security Documents, the SunTrust Interest Rate Agreement or the Barclays Agreement; or

          (m) Any Loan Document shall become unenforceable for any reason and the Company or any Guarantor fails to take such action as is reasonably necessary to make such Loan Document enforceable again to the reasonable satisfaction of the Banks (to the extent such unenforceability can be cured) within ten (10) days after the earlier of the date on which (1) an Executive Officer has actual knowledge of the facts creating or causing such failure to perform or observe such covenant or agreement and (2) the Agent delivers notice thereof to the Company in accordance with Section
     11.03 of this Agreement.

          SECTION 8.02. Remedies on Default.
                        -------------------

          (a) Upon (i) the occurrence and during the continuation of an Event of Default (other than an Event of Default described in Section 8.01(j) or (k)),
(ii) the receipt of written instructions by the Agent from any Bank and (iii) the receipt of written approval by the Agent from (A) the Required Banks if a Payment Default has occurred and is continuing or (B) all Banks and Barclays Bank PLC if a Nonpayment Default has occurred and is continuing, provided,
                                                                 --------
however, that if any Credit Document (as defined in the Intercreditor Agreement)
-------
has expired upon its stated maturity date (including any extension date to which such Credit Document is extended) and the 30-day period immediately following thereafter has lapsed, no approval other than the approval of the Bank instructing the Agent pursuant to clause (ii) above shall be required, the Agent shall (x) terminate all obligations of the Banks to the Company, including, without limitation, the Commitments and all obligations to make Advances and issue Letters of Credit under this Agreement, and (y) declare the Notes, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy, receivership or other judicial proceedings) and all other Obligations immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived.

          (b) Upon the occurrence of an Event of Default under Section 8.01(j) or (k) all obligations of the Banks to the Company, including, without limitation, the Commitments and all obligations to make Advances and issue Letters of Credit under this Agreement, shall terminate automatically and the Notes, including, without limitation, principal, accurred interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy, receivership or other judicial proceedings) and all other Obligations shall be immediately due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are expressly waived.

          (c) Upon the occurrence of an Event of Default and acceleration of the Notes as provided in (a) or (b) above, each of the Banks, the Agent and the Collateral Agents, or any of them, may pursue any remedy available under this Agreement, the Notes, the Security Documents or any other Loan Document, or available at law or in equity, all of which shall be cumulative. The order and manner in which the rights and remedies of the Banks under Loan Documents and otherwise may be exercised shall be determined by the Required Banks.

          (d) Regardless of how each Bank may treat the payments for the purpose of its own accounting, for the purpose of computing the Company's obligations hereunder and under the Notes, all payments with respect to this Agreement received by the Agent and the Banks, or any of them, shall be applied in accordance with the terms of the Intercreditor Agreement. No application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration,of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or under applicable law.


                                  ARTICLE IX

                                   THE AGENT
                                   ---------


          SECTION 9.01.  Appointment and Authorization. Each Bank hereby
                         -----------------------------
designates SunTrust Bank, Atlanta as Agent to act as herein specified. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

          SECTION 9.02. Nature of Duties of the Agent. The Agent shall have no
                        -----------------------------
duties or responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. The Agent agrees to give each Bank prompt notice of the Agent's receipt from the Company of any notice under this Agreement.

          SECTION 9.03. Lack of Reliance on the Agent.
                        -----------------------------

          (a) Each Bank agrees that, independently and without reliance upon the Agent, any other Bank, or the directors, officers, agents or employees of the Agent or of any other Bank, each Bank, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the taking or not taking of any action in connection with this Agreement and the other Loan Documents, including the decision to enter into this Agreement, and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Advance or at any time to times thereafter.

          (b) The Agent shall not be responsible to any Bank for any recitals, statement, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Documents or the financial condition of the Company or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Documents, or the financial condition of the Company or its Subsidiaries, or the existence or possible existence of any Default or Event of Default.

          SECTION 9.04.  Certain Rights of the Agent.
                         ---------------------------

          (a) If the Agent shall request instructions from the Required Banks with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Documents, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks; provided, however, that
                                                        --------  -------
the Agent shall not be required to act or not act in accordance with any instructions of the Required Banks if to do so would expose the Agent to personal liability or would be contrary to any Loan Document or to Applicable Law.

          (b) The Agent may assume that no Event of Default has occurred and is continuing, unless the Agent has received notice from the Company stating the nature of the Event of Default, or has received notice from a Bank stating the nature of the Event of Default and that such Bank considers the Event of Default to have occurred and to be continuing.

          (c) If the Agent may not, pursuant to Section 9.04(b), assume that no Event of Default has occurred and is continuing, the Agent shall give notice thereof to the Banks and shall act or not act upon the instructions of the Required Banks, provided that the Agent shall not be required to act or or not
                --------
act if to do so would expose the Agent to personal liability or would be contrary to any Loan Document or to Applicable Law, and provided further,
                                                        -------- -------
that if the Required Banks fail, for five days after the receipt of notice from the Agent, to instruct the Agent, then the Agent, in its discretion, may act or not act as it deems advisable for the protection of the interests of the Banks and shall be fully protected in so acting.

          SECTION 9.05.  Liability of the Agent.  Neither the Agent nor any of
                         ----------------------
its directors, officers, agents or employees shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation
------
on the foregoing, the Agent and its directors, officers, agents, and employees:

          (a) may treat the payee of any Note as the holder thereof until the Agent receives notice of the assignment or transfer thereof in form satisfactory to the Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the obligations due to such Bank for all purposes of this Agreement and the other Loan Documents until the Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Agent, signed by such Bank;

          (b) may consult with outside legal counsel (including King & Spalding and Lovell White Durrant), in-house legal counsel, independent public accountants, in-house accountants and other professionals, or other experts selected by it with reasonable care, or with legal counsel, independent public accountants, or other experts for the Company, and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such legal counsel, independent public accountants, or experts;

          (c) will not be responsible to any Bank for any statement, warranty, or representation made in any of the Loan Documents or in any notice, certificate, report, request, or other statement (written or oral) in connection with any of the Loan Documents;

          (d) except to the extent expressly set forth in the Loan Documents, will have no duty to ascertain or inquire as to the performance or observance by the Company or any other Person of any of the terms, conditions, or covenants of any of the Loan Documents or to inspect the property, books, or records of the Company or any of its Subsidiaries or other Person;

          (e) will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency, or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith;

          (f) will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, document, statement, telex, telecopier message or other instrument or writing believed by it or them to be genuine and to have been signed, sent or made by the proper Person; and

          (g) will not incur any liability for any arithmetical error in computing any amount payable to or receivable from any Bank hereunder, including, without limitation, payment of principal and interest on the Notes, Advances and other amounts; provided that promptly upon discovery of
                                        --------
     such an error in computation, the Agent, the Bank and (to the extent applicable) the Company shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

          SECTION 9.06.  Indemnification.  Each Bank shall, ratably in
                         ---------------
accordance with the respective outstanding principal amount of its Advances, indemnify and hold the Agent and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and disbursements) that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure by the Company to pay the obligations due to the Banks hereunder or under the Notes) or any action taken or not taken by it as Agent thereunder, except for the gross negligence or
                                              ------
willful misconduct of the Agent. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for that Bank's ratable share of any cost or expense incurred by the Agent in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization) or enforcement of the Loan Documents, to the extent that the Company is required to pay that cost or expense but fails to do so upon demand.

          SECTION 9.07.  Agent and Affiliates. SunTrust Bank, Atlanta (and each
                         --------------------
successor Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "the Banks" or "Bank" includes SunTrust Bank, Atlanta in its individual capacity. SunTrust Bank, Atlanta (and each successor Agent) and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Company and any Affiliate of the Company, as if it were not the Agent and without any duty to account therefor to the Banks, including, without limitation, the transactions contemplated by the SunTrust Interest Rate Contracts. SunTrust Bank, Atlanta (and each successor Agent) need not account to any other Bank for the monies received by it for reimbursement of its costs, expenses and fees as the Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder, except as otherwise provided herein. This Agreement shall not be deemed to constitute a joint venture or partnership among the Banks.

          SECTION 9.08.  Successor Agent. The Agent may resign as such at any
                         ---------------
time by written notice to the Company and the Banks, to be effective upon a successor's acceptance of appointment as Agent. In such event, the Required Banks shall appoint a successor Agent or Agents who must be from among the Banks; provided, that the Agent shall be entitled to appoint a successor Agent
       --------
from among the Banks, subject to acceptance of appointment by that successor Agent if the Required Banks have not appointed a successor Agent within thirty
(30) calendar days after the date the Agent gave notice of resignation or was removed. Upon a susccessor's acceptance of appointment as Agent the successor will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the Agent under the Loan Documents, and the resigning Agent will thereupon be discharged from its duties and obligations thereafter arising under the Loan Documents.

                                   ARTICLE X

                                   GUARANTEE
                                   ---------

          SECTION 10.01. The Guarantee.
                         -------------

          (a) In consideration of (1) the substantial direct and indirect benefits to be derived by the Guarantors as a result of the Banks making the Commitments available to the Company, including, without limitation, the advances to be made available to such Guarantors by the Company from time to time from the proceeds of Advances lent to the Company hereunder, (2) the substantial direct and indirect benefits to be derived by the Company and the Guarantors as a result of the Banks making the Letter of Credit Subfacility available to the Company and the Guarantors, including, without limitation, the Letters of Credit issued or to be issued by the Agent on behalf of the Banks for the account of the Company or any Guarantor, and (3) substantial direct and indirect benefits to be derived by the Guarantors as a result of Barclays Bank PLC making the other First Tier Facilities available under the Barclays Agreement, pursuant to which the Guarantors shall receive further direct and indirect benefit, each Guarantor hereby absolutely, unconditionally and irrevocably, jointly and severally, guarantees to each of the Banks, the Agent and the Collateral Agents the due and punctual payment and performance of all the Obligations of the Company and each other Guarantor as and when the same shall become due and payable, whether at maturity, by acceleration, mandatory prepayment or otherwise, according to their terms (the obligations of such Guarantor in respect of such guarantee, its "Guaranty Obligations"). In case of
                                             --------------------
failure by the Company or such Guarantor punctually to pay or perform the Obligations, each Guarantor hereby unconditionally and irrevocably agrees to cause such payment or performance to be made punctually as and when the same shall become due and payable, whether at maturity, by prepayment, declaration or otherwise, and as if such payment or performance were made by the Company or such Guarantor. The foregoing guarantees (collectively, the "Guaranty") shall be
                                                             --------
guarantees of payment and not of collection merely.

          (b) It is the intent of the Guarantors, the Agent, the Banks and any other Person holding any of the Guaranty Obligations that each Guarantor's maximum obligations hereunder (such Guarantor's "Maximum Guaranty Liability")
                                                 --------------------------
shall not be in excess of:

          (i) in a case or proceeding commenced by or against such Guarantor under 11 U.S.C. (S) 101 et seq., as amended (the "Bankruptcy Code"), on or
                             -- ---                    ---------------
     within one year from the date on which any of the Guaranty Obligations of such Guarantor are incurred, the maximum amount that would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Banks and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of
     Section 544 of the Bankruptcy Code; or

          (ii) in a case of proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranty Obligations of such Guarantor are incurred, the maximum amount that would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Banks and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statue applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other
                                                                        -----
     Debtor Relief Law"), the maximum amount that would not otherwise cause the
     -----------------
     obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Banks and any other Person holding any of the Guaranty Obligations) to be avoidable or unenforceable against such Guarantor under such Other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive state or federal laws under which the possible avoidance or unenforceability of the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Banks and any other Person holding any of the Guaranty Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").
                                              --------------------

          (c) To the extent set forth in Section 10.01(b), but only to the extent that the obligations of any Guarantor hereunder, or the transfers made by the Guarantor under the Guarantor Pledge Agreement, the Guarantor Security Agreement or the Guarantor Trademark Security Agreement, would otherwise be subject to avoidance under any Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for such transfers or obligations, or if such transfers or obligations of any Guarantor hereunder would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital or unreasonably small assets to conduct its business, or cause such Guarantor to have incurred debts (or to have in-tended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the obligations of such Guarantor are deemed to have been incurred and transfers made under such Avoidance Provisions, then the obligations of such Guarantor hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Banks or any other Person holding any of the Guaranty Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This
Section 10.01(c) is intended solely to preserve the rights hereunder of the Agent, the Banks and any other Person holding any of the Guaranty Obligations to the maximum extent that would not cause the obligations of the Guarantors hereunder to be subject to avoidance under any Avoidance Provisions, and no Guarantor nor any other Person shall have any right or claim under this Section 10.01(c) as against the Agent, the Banks or any other Person holding any of the Guaranty Obligations that would not otherwise be available to such Person under the Avoidance Provisions. To the extent that the limitations contained in this
Section 10.01 are raised by any Guarantor as a limitation or defense to any action to collect from such Guarantor hereunder, then, to the extent the provisions of this sentence do not cause the obligations of the Guarantor to be avoidable under any Avoidance Provision, the burden of proof and persuasion with respect to the dollar amount of such limitation shall be on the Guarantor, notwithstanding any provison of state or federal law to the contrary.

          (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of such Guarantor, and may exceed the aggregate Maximum Guaranty Liability of all Guarantors hereunder, without impairing this Guaranty or affecting the rights and remedies of the Banks and the Agent hereunder. Nothing in the Section 10.01(d) shall be construed to increase any Guarantor's obligations hereunder beyond its Maximum Guaranty Liability.

          (e)  In the event any Guarantor (a "Funding Guarantor"") shall make
                                              -----------------
any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (each, a "Contributing Guarantor")
                                                      ----------------------
shall contribute to such Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such payment or payments made, or losses suffered, by such Funding Guarantor determined as of the date on which such payment or loss was made by reference to the ratio of (i) the Maximum Guaranty Liability of such Contributing Guarantor (without giving effect to any right to receive any contribution or other obligation to make any contribution hereunder), to
(ii) the aggregate Maximum Guaranty Liability of all Guarantors (including the Funding Guarantors) hereunder (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 10.01(e) shall affect each Guarantor's several liability for the entire amount of its Guaranty Obligations subject only to the limitations set forth in Section
10.01. Each Guarantor covenants and agrees that its right to receive any contribution hereunder from a Contributing Guarantor shall be subordinate and junior in right of payment to all obligations of the Guarantors to the Banks hereunder.

          SECTION 10.02. Guarantee Unconditional. The obligations of each
                         -----------------------
Guarantor under this Article X shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any of the other Guarantors under this Agreement, the Notes or any other Loan Document, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement, the Notes or any other Loan Document;

          (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guaranty or other liability of any third party, for any obligation of the Company or any other Guarantor under this Agreement, the Notes or any other Loan Document;

          (d) any change in the corporate existence, structure or ownership of the Company or any Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any Guarantor, or any of their respective assets, or any resulting release or discharge of any obligation contained in this Agreement, the Notes or any other Loan Document;

          (e) the existence of any claim, set off or other right which any Guarantor may have at any time against the Company, any other Guarantor, any Bank, the Agent or any other person or entity, whether or not arising in connection with this Agreement, the Notes or any other Loan Document;

          (f) any invalidity or unenforceability relating to or against the Company or any other Guarantor for any reason of the whole or any provision of this Agreement, the Notes or other Loan Document, or any provision of Applicable Law purporting to prohibit the payment by the Company or such Guarantor of any Obligation, or any other amount payable by it under this Agreement, the Notes or any other Loan Document;

          (g) any other act or omission to act or delay of any kind by the Company, any other Guarantor, any Bank, the Agent, either Collateral Agent or any other person or entity, or any other circumstance whatsoever, that might constitute a legal or equitable discharge of the obligations of any Guarantor under this
     Article X; or

          (h) any future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Loan Documents.

          SECTION 10.03. Discharge Only Upon Payment in Full; Reinstatement in
                         -----------------------------------------------------
Certain Circumstances.  Each Guarantor's obligations under this Article IX shall
---------------------
remain in full force and effect until the Commitments shall have been terminated in full and the Obligations and all other amounts payable by the Company and each other Guarantor under this Agreement, the Notes and the other Loan Documents shall have been paid in full. If at any time any payment of the Obligations or any other amount payable by the Company or any other Guarantor under this Agreement, any Note or other Loan Documents is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Company or any other Guarantor or otherwise, each Guarantor's obligation under this Article X with respect to such payment shall be reinstated at such time as though such payment had become due but not been made at such time.

          SECTION 10.04. Waiver.  Each Guarantor irrevocably waives acceptance
                         ------
hereof, presentment, demand, protest and any notice not provided for herein or required by Applicable Law, as well as any requirement that at any time any action be taken by any person or entity against the Company or any other person or entity, or any collateral granted to secure any of the Obligations and/or the Guaranteed Obligations. Each Guarantor acknowledges that in certain circumstances it may be exonerated from its obligations hereunder if the Banks
(i) materially alter the original Obligations, (ii) impair or suspend their rights or remedies against the Company without the consent of such Guarantor, or
(iii) take any action materially prejudicing such Guarantor without notifying such Guarantor, and each Guarantor hereby waives its right to be exonerated from its obligations hereunder upon the Banks taking any of the actions referred to in clauses (i), (ii) and (iii) of this sentence. Each Guarantor further acknowledges that in certain circumstances the acceptance by the Banks of any compensation in partial satisfaction of the Obligations may reduce the Obligations of such Guarantor hereunder by an amount equal to such compensation, and each Guarantor hereby waives any right it may have to be relieved of any portion of its obligations hereunder by reason of the Banks accepting any such compensation in partial satisfaction of the Obligations. Each Guarantor hereby unconditionally waives any right that it has to given written notice to the Banks requiring the U.S. Collateral Agent or any Bank to use all reasonable diligence to recover against the Company and to proceed to realize upon the Collateral or any other securities which the U.S. Collateral Agent or any Bank holds securing the Obligations.

          SECTION 10.05. Waiver of Subrogation. Each Guarantor hereby waives, to
                         ---------------------
the fullest extent possible, as against the Company and its assets, any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, or any other similar claim, cause of action or remedy that otherwise would arise out of such Guarantor's payment or performance of the Guaranteed Obligations. The preceding waiver is intended by each Guarantor, the Banks and the Agent to be for the benefit of the Company and any of its successors or assigns as an absolute defense to any action by any such Guarantor against the Company or its assets that arises out of such Guarantor's having made any payment to the Banks and the Agent with respect to any of the Company's Obligations guaranteed hereunder. Upon the bankruptcy of the Company, the Banks' and the Agent's rights hereunder shall not be affected or impaired by its omission to prove all or any portion of its claim, and the Banks and the Agent may, in their discretion, value or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting any Guarantor's obligations hereunder.

          SECTION 10.06. Stay of Acceleration. If acceleration of the time for
                         -------------------
payment of any amount payable by the Company under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantors hereunder forthwith.


                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------


          SECTION 11.01. Survival. All covenants, agreements, warranties and
                         --------
representations made herein, in the other Loan Documents, or in any certificates or other documents delivered in connection with this Agreement by or on behalf of the Company or any Guarantor shall survive the advances of money made by the Banks to the Company hereunder and the delivery of this Agreement and the other Loan Documents, and all such covenants, agreements, warranties and representations shall be binding upon and inure to the benefit of the Company, the Guarantors, the Banks, the Agent, the Collateral Agents and their respective successors and assigns, whether or not so expressed, provided, however, that the
                                                     --------  -------
Company may not assign or transfer any of its rights under this Agreement without the prior written consent of each of the Banks.

          SECTION 11.02. Amendments; Consents. No amendment, modification,
                         --------------------
supplement, termination, or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company, any Guarantor or any

Subsidiary of the Company therefrom, may in any event be effective unless in writing signed by the Required Banks, and then only in the specific instance and for the specific purpose given; provided, however, that without the approval in
                                --------  -------
writing of all Banks and Barclays Bank PLC, no amendment, modification, supplement, termination, waiver, or consent may be effective:

          (a) to amend or modify the principal of, the rate of interest payable on, or any fees with respect to, any Bank's Note, the Fees or the amount of any Bank's Commitment or the Letter of Credit Subfacility;

          (b) to postpone any date fixed for any payment of principal of, or any installment of interest on, any Bank's Notes or the Fees, or to extend the term of any Bank's Commitment;

          (c) to amend or modify the definitions of "Commitment", "Borrowing Base" or "Required Banks" or the provisions of Section 11.07 or of this
     Section 11.02;

          (d) to release any of the Collateral pledged to the U.S. Collateral Agent or the International Collateral Agent for the benefit of, inter alia,
                                                                     ----- ----
     the Agent, the Collateral Agents, the Banks or Barclays Bank PLC pursuant to the Security Documents to secure the Obligations, if any Obligations are outstanding or any Commitment or the Barclays Revolver has not been terminated;

          (e) To consent to the existence of any other lien, security interest or encumbrance on the Collateral except as otherwise permitted herein; and

          (f) To subordinate any of the Obligations or the Commitments to any other indebtedness of the Company or any of its Subsidiaries.

Any amendment, modification, supplement, termination, waiver or consent effected in accordance with this Section 11.02 shall apply equally to, and shall be binding upon, all Banks and the Agent.

          SECTION 11.03. Notices. All notices, consents, demands and other
                         -------
communications provided for hereunder, unless otherwise provided, shall be in writing and mailed, sent by facsimile transmission or delivered to the parties hereto addressed as follows or at such other address as shall be designated by any party in a written notice to the other party hereto:

          If to the Company:

     Law Companies Group, Inc.
     114 Town Park Drive
     Kennesaw, Georgia 30144
     Attn: Robert Fooshee
     Chief Financial Officer
     Telecopier No.: 770-499-6713
     Confirmation No.: 770-590-4600

     with a copy to:

     Long, Aldridge & Norman, LLP
     One Peachtree Center, Ste. 5300
     Atlanta, Georgia 30308
     Attn: F.T. Davis, Esq.
     Telecopier No.: 404-527-4198
     Confirmation No.: 404-527-4080

     If to the Guarantor:

     The address, telecopier and confirmation numbers set forth opposite its name on the signature pages hereof.

     If to the Agent:

     SunTrust Bank, Atlanta
     P.O. Box 4418
     Atlanta, GA 30303
     Attn: Corporate Banking
     Department 127
     Mr. J. Christopher Deisley
     Telecopier No.: 404-588-8833
     Confirmation No.: 404-588-8684


     with a copy to:

          King & Spalding
          191 Peachtree St.
          Atlanta, Georgia 30303
          Attn: G. Lemuel Hewes, Esq.
          Telecopier No.: 404-572-5149
          Confirmation No.: 404-572-4862


          If to a Bank:

          The address, telecopier and confirmation numbers set forth opposite its name on the signature pages hereof.

All notices that are sent by facsimile transmission or are hand delivered shall be deemed to be delivered upon receipt. All notices which are mailed shall be mailed first class certified mail-return receipt requested, postage prepaid, and shall be deemed delivered upon actual receipt or three days after being deposited in the mail, whichever shall occur first.

          SECTION 11.04.  Severability; Time of Essence. Every provision of this
                          -----------------------------
Agreement and the other Loan Documents are intended to be severable. If any term or provision of this Agreement or the Loan Documents, or any other document delivered in connection herewith shall be unenforceable in any respect, the enforceability of the remaining provisions shall not thereby be affected. Time is of the essence of this Agreement and the other Loan Documents.

          SECTION 11.05.  GOVERNING LAW; SUBMISSION TO JURISDICTION.
                          -----------------------------------------

          (A) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS CONTEMPLATED HEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE

GUARANTORS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) EACH OF THE GUARANTORS HEREBY IRREVOCABLY DESIGNATES THE COMPANY AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO SUCH GUARANTOR AT ITS ADDRESS, BUT THE FAILURE OF SUCH GUARANTOR TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH OF THE COMPANY AND THE GUARANTORS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS SET FORTH IN SECTION 11.03, SUCH SERVICE TO BECOME EFFECTIVE 3 DAYS AFTER SUCH MAILING.

          (d) Nothing herein shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company or any Guarantor in any other jurisdiction.

          SECTION 11.06. Payment of Costs. The Company shall pay all reasonable
                         ----------------
costs, expenses, taxes and fees (i) incurred by the Agent, the Collateral Agents, the Intercreditor Agreement Agent and all Banks in connection with the negotiation, preparation, execution and delivery of this Agreement, the term sheet and the Commitment Letter relating to this Agreement, the Security Documents and all other Loan Documents, including, without limitation, the out-of-pocket expenses of Barclays and the disbursements and professional fees of
(a) King & Spalding, counsel to the Agent, the U.S. Collateral Agent and the Intercreditor Agreement Agent, (b) all local counsel to the Agent, the Collateral Agents and the Intercreditor Agreement Agent, including without limitation Lovell White Durrant, (c)

U.K. and U.S. counsel to Barclays, in all cases whether or not the transaction contemplated hereby shall be consummated and (d) Kilpatrick & Cody, counsel to Canada; (ii) incurred by the Agent, the Collateral Agents and the Intercreditor Agreement Agent in connection with the perfection, registration, maintenance, administration, custody and preservation of the Collateral, including, without limitation, with respect to any and all stamp, intangible or other taxes that may be payable or determined in the future to be payable in connection with this Agreement, the Security Documents and all other Loan Documents, and relating to releases and consents; and (iii) incurred by any of the Banks in connection with or after the occurrence of any Event of Default, including, without limitation, in connection with (a) the negotiation, preparation, execution and delivery of any waiver, amendment or consent by the Banks relating to this Agreement or the Security Documents, (b) the negotiation of any restructuring or workout transaction, and the preparation, execution and delivery of any documents prepared in connection therewith, and (c) enforcement or foreclosure with respect to this Agreement or the Security Documents, in all such cases such costs, expenses, taxes and fees shall include, without limitation, the disbursements and reasonable professional fees actually incurred of counsel to any Bank. To the extent that any such fees and expenses are subject to value added taxes, such taxes will be paid by the Company. To the extent reimbursement is sought pursuant to this Section 11.06 or pursuant to the Security Documents or any other Loan Document, the Banks shall submit to the Company a statement of expenses to be paid by the Company. Such expenses shall be due and payable within thirty (30) days of the date of the original statement to the extent that such Bank is entitled to such reimbursement.

          Section 11.07  Indemnity.  The Company agrees to protect, indemnify
                         ---------
and save harmless the Agent, the Collateral Agents and each Bank, and all directors, officers, employees and agents of the Agent, the Collateral Agents and each Bank, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any person or entity not a party to this Agreement and arising from or related or incident to this Agreement or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including, without limitation, attorneys' fees, and (iii) liabilities, judgements, settlements, penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not the result of the gross negligence or willful misconduct of such Agent, such Collateral Agent or such Bank. The indemnity contained in this Section shall survive the termination of this Agreement.

          Section 11.08.  Benefit of the Agreement.
                          ------------------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that neither the Company nor any Guarantor may assign or transfer any of its interest hereunder without the prior written consent of the Banks, and no such assignment or transfer of any such obligations shall relieve the Company or such Guarantor of its obligations hereunder unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which the Company or such Guarantor is to be released.

          (b) Any Bank may make, carry or transfer Advances or Letters of Credit Obligations at, to or for the account of, any of its branch offices or the office of an Affiliate of such Bank. Any Bank may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Bank
                      --------
from any of its obligations hereunder.

          (c) Each Bank may assign or delegate all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including all or a portion of any of its Commitments, Letter of Credit Obligations and the Advances at the time owing to it and the Notes held by it) to another financial or lending institution or entity; provided, however,
                                                              --------  -------
that (i) the Agent and the Company must give their prior written consent to such assignment (which consent, in the case of the Company, shall not be unreasonably withheld) unless such assignment is to an Affiliate of the assigning Bank or, in the case of the Company, unless an Event of Default has occurred and is continuing, (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment Agreement, and, together with a Note or Notes subject to such assignment and, unless such assignment is to an Affiliate of such Bank, a processing and recordation fee of $3,000, and (iv) the assignee must execute and deliver a confirmation of its acceptance of the terms and conditions of the Intercreditor Agreement and any other related agreement to the other parties to the Intercreditor Agreement and any other related agreement in accordance with the terms thereof. The Company shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Bank (other than the Agent) in connection with such assignment. From and after the effective date specified in each Assignment Agreement, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Bank under this Agreement. Within five (5) Business Days after receipt of the notice and the Assignment Agreement, the Company, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Bank in the amount of its retained Commitment or Commitments. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

          (d) Each Bank may from time to time sell or otherwise grant participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments, the Letter of Credit Obligations and the Advances owing to it and the Notes held by it) to another financial or lending institution or entity, whereupon the holder of any such participation, if the participation agreement so provides, shall be entitled to all of the rights of a Bank hereunder; provided, however, that (i) the Agent and the Company must give their prior
--------- --------
written consent to such participation (which consent, in the case of the Company, shall not be unreasonably withheld) unless such participation is to an Affiliate of such Bank or, in the case of the Company, unless an Event of Default has occurred and is continuing, (ii) such selling Bank's obligations under this Agreement shall remain unchanged, (iii) such selling Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) the Company, the Agent and other Banks shall continue to deal solely and directly with each Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and such Bank shall retain the sole right to enforce the obligations of the Company relating to the Advances and Letter of Credit Obligations and to approve any amendment, modification or waiver of any provisions of this Agreement or the other Loan Documents. Any Bank selling a participation hereunder shall provide prompt written notice to the Company of the name of such participant.

          SECTION 11.09. Subordination of Indebtedness.
                         -----------------------------

          (a) Any Indebtedness of the Company now or hereafter owed to any Guarantor is hereby subordinated in right of payment to the payment by the Company of the Obligations such that if a default in the payment of the Obligations shall have occurred and be continuing, any such Indebtedness of the Company owed to such Guarantor, if collected or received by such Guarantor, shall be held in trust by such Guarantor for the holders of the Obligations and be paid over to the Banks and the Agent for application on the Obligations.

          (b) Any Indebtedness of any Guarantor now or hereafter owed to the Company is hereby subordinated in right of payment to the payment by such Guarantor of its Guaranty Obligations such that if a default in the payment of the Obligations shall have occurred and be continuing, any such Indebtedness of such Guarantor owed to the Company, if collected or received by the Company, shall be held in trust by the Company for the holders of the Obligations and be paid over to the Banks and the Agent for application of such Guarantor's Guaranty Obligations.

          SECTION 11.10. Judgment Currency.
                         -----------------

          (a) The Company's and the Guarantors' obligations hereunder and under the other Loan Documents to make payments in U.S. Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. Dollars, except to the extent that such tender or recovery results in the effective receipt by the Banks and the Agent of the full amount of U.S. Dollars expressed to be payable to the Banks and the Agent under this Agreement and the other Loan Documents.

          (b) If for the purpose of obtaining or enforcing any judgment against the Company or any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. Dollars (such other currency being hereinafter referred to as the "Judgment Currency") an
                                                     -----------------
amount due in U.S. Dollars, the conversion shall be made at the Dollar Equivalent determined, as on the Business Day immediately preceding the day on which the judgment is entered (such Business Day being hereafter referred to as the "Judgment Currency Conversion Date"). In any such case, if there is a change
     --------------------------------
in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Company and each Guarantor, jointly and severally, covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Dollar Equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of U.S. Dollars.

          SECTION 11.11. Dollar Equivalent Computations. To the extent that the
                         ------------------------------
determination of compliance with any requirement of this Agreement requires the conversion to U.S. Dollars of foreign currency amounts, such U.S. Dollar amount shall be computed using the Dollar Equivalent of the amount of such foreign currency at the time such item is to be calculated or is to be or was incurred, created or suffered or permitted to exist, or assumed or transferred or sold for purposes of this Agreement (except that if such item was incurred, created or assumed, or suffered or permitted to exist or transferred or sold prior to the date hereof, such conversion shall be made based on the Dollar Equivalent of the amounts of such foreign currency at the date hereof).

          SECTION 11.12. Maximum Interest Rate. Nothing contained in this
                         ---------------------
Agreement or any Note shall require the Company to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable to any Bank for any period would exceed the Maximum Permissible Rate, such interest shall be reduced automatically to the maximum amount that will not exceed the Maximum Permissible Rate, and interest payable to any Bank for any subsequent period, to the extent less than the Maximum Permissible Rate, shall, to that extent, be increased by the aggregate amount of all such reductions.

          SECTION 11.13. Entire Agreement. This Agreement and the other Loan
                         ----------------
Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto, including, without limitation, the Original Credit Agreement, the Original Reimbursement Agreement and the Commitment Letter, all of which are expressly superseded hereby; provided, however, that the indemnities of the
                             --------- --------
Company in favor of the Banks, Barclays Bank PLC and SunTrust Capital Markets, Inc. contained in the Commitment Letter shall survive the execution and delivery of this Agreement. The execution of this Agreement and the other Loan Documents by the Company and the Guarantors was not based upon any facts or materials provided by the Agent, either Collateral Agent or any Bank, nor was the Company or any Guarantor induced to execute this Agreement or any other Loan Document by any representation, statement or analysis made by the Agent, either Collateral Agent or any Bank.

          SECTION 11.14. Set-Off. Upon the occurrence and during the continuance
                         -------
of any Event of Default, each Bank, and each of its branches and offices, is hereby authorized by the Company and each Guarantor, at any time and from time to time, without notice to the Company or any Guarantor, (i) to set off against, and to appropriate and apply to the payment of the Obligations and the Guaranty Obligations (in each case whether matured or unmatured) any and all amounts owing by such Bank, or any such office or branch, to the Company or such Guarantor (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such Obligations and Guaranty Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as such Bank in its sole discretion may elect. The Company and the Guarantors agree, to the fullest extent they may effectively do so under Applicable Law, that any holder of a participation in any Advance may exercise rights of set-off and counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Company or such Guarantor in the amount of such participation.

          SECTION 11.15. Provisions relating to the Original Credit Agreement
                         ----------------------------------------------------
and Original Reimbursement Agreement. Upon the fulfillment of all conditions
------------------------------------
precedent to this Agreement set forth in Section 3.01 and 3.02, (a) this Agreement shall replace the Original Credit Agreement and (b) this Agreement and the Swap Guaranty shall replace the Original Reimbursement Agreement, at which time (i) all amounts owing to SunTrust and Canada under the Original Credit Agreement, including, without limitation, all accrued and unpaid interest and fees, shall be deemed be outstanding under each of their respective Commitments, (ii) the Notes shall replace and substitute for all Notes (as defined in the Original Credit Agreement) previously issued to such Banks and shall not constitute payment of such indebtedness or effectuate a novation with respect thereto and (iii) all Existing Letters of Credit and all letter of credit applications and agreements executed in connection with such Existing Letters of Credit shall be deemed to be Letters of Credit and Letters of Credit Applications, respectively, outstanding hereunder.


          SECTION 11.16. Counterparts. This Agreement may be executed in any
                         ------------
number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

          SECTION 11.17. Replacement Notes. Upon receipt of evidence reasonably
                         -----------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of any indemnity agreement reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company shall execute and deliver, in lieu thereof, a replacement note identical in form and substance to such Note and dated as of the date of such Note, and upon such execution and delivery of the replacement note all references in this Agreement and in all other Loan Documents to the Note shall be deemed to refer to such replacement note.

          SECTION 11.18. Release. In consideration of the Agent's and the Banks'
                         -------
agreement to enter into this Agreement and to establish the Commitments hereunder, the Company and the Guarantors hereby (a) release, acquit and forever discharge the Agent and the Banks, their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that the Company or the Guarantors may have or claim to have against the Agent and the Banks which might arise out of or be connected with any act of commission or omission of the Agent or the Banks existing or occurring on or prior to the date of this Agreement, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Original Credit Agreement, the Original Reimbursement Agreement, the other Loan Documents and the Advances under the Original Credit Agreement (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this Agreement (the "Released

Claims") and (b) agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.

          SECTION 11.19  Certain Consents. (a) The Company requests that the
                         ----------------
Banks consent to the creation by Gibb Limited of a wholly owned Subsidiary organized in Portugal and the transfer of all assets of Gibb Limited located in Portugal as of the Closing Date to such new Subsidiary, for the purpose of permitting the new Subsidiary to obtain national certificates of quality which are mandatory for carrying out certain projects in Portugal and thus enable such Subsidiary to increase the market share of Law Companies Group, Inc. and its Subsidiaries in Portugal and in other Portuguese-speaking countries such as Mozambique and Angola. Based upon the foregoing, the Banks hereby consent to Gibb Limited creating a wholly owned Subsidiary incorporated in Portugal and transferring all of its assets located in Portugal as of the Closing Date into such Subsidiary, notwithstanding anything contained in this Credit Agreement or the Intercreditor Agreement to the contrary; provided that (l) promptly upon the
                                             --------
formation of such Subsidiary, Gibb Limited delivers to the U.S. Collateral Agent a share certificate evidencing sixty-five percent (65%) of the issued and outstanding shares of such Subsidiary, together with such share charge, pledge agreement or similar instrument as the Banks shall reasonably require pursuant to which Gibb Limited shall pledge such share certificate to the U.S. Collateral Agent, (2) promptly upon the formation of such Subsidiary, Gibb Limited delivers to the International Collateral Agent a share certificate evidencing thirty-five percent (35%) of the issued and outstanding shares of such Subsidiary, together with such share charge, pledge agreement or similar instrument as the Banks shall reasonably require pursuant to which Gibb Limited shall pledge such share certificate to the International Collateral Agent, (3) such Subsidiary gives Barclays a written pledge not to grant or permit any Lien or encumbrance to exist on its assets other than Liens in favor of the International Collateral Agent, (4) the Company delivers an opinion of Portuguese counsel to such Subsidiary and Gibb Limited, addressed to the Banks, addressing such issues as the Banks shall reasonably require, in form and substance reasonably satisfactory to the Banks, together with such other certificates, documents, instruments, stock powers, and corporate documents as the Banks shall reasonably require and (5) Barclays also consents to the foregoing.

     (b) The Company requests that the Banks consent to the transfer of 51% of the issued and outstanding shares of Gibb (Eastern Africa) Ltd., a Kenyan corporation, now owned by Gibb Africa International Ltd., a Cypriot corporation, to PBM Nominees, Ltd., a wholly owned subsidiary of Ernst & Young, as the trustee for Mr. Paul Karekezi, a Kenyan national and employee of Gibb (Eastern Africa) Ltd., for the purpose of permitting Gibb (Eastern Africa) Ltd. to be eligible to register with the World Bank, the African Development Bank and other funding agencies in Africa and, therefore, to increase the likelihood that Gibb (Eastern Africa) Ltd. will be short-listed for donor-funded projects in Africa. Based upon the foregoing, the Banks consent to the transfer of fifty-one percent (51%) of the issued and outstanding shares of Gibb (Eastern Africa) Ltd. by Gibb Africa International Ltd. to PBM Nominees Ltd., as trustee for Mr. Paul Karekezi, a Kenyan national and employee of Gibb (Eastern Africa) Ltd., and instruct the International Collateral Agent to release the share certificates of Gibb (Eastern Africa) Ltd. to a representative of Gibb Limited, on behalf of Gibb Africa International Ltd. notwithstanding anything in this Credit Agreement or the Intercreditor Agreement to the contrary; provided, however, that (l) no later than 15 days after such share
          --------- --------
certificates are released to a representative of Gibb Limited, Gibb Limited delivers, or causes its Subsidiary to deliver, to the U.S. Collateral Agent (A) a share certificate evidencing 65% of the issued and outstanding shares of Gibb (Eastern Africa) Ltd. still held by Gibb Africa International Ltd., (B) a share certificate evidencing 65% of the issued and outstanding shares of Gibb (Eastern Africa) Ltd. then held by PBM Nominees, as trustee for Mr. Paul Karekezi, and
(C) share charges, pledge agreements or similar instruments in form and substance reasonably acceptable to the Banks, one executed by Gibb Africa International Ltd. and one executed by PBM Nominees, Ltd. and Mr. Paul Karekezi, pursuant to which such share certificates shall be pledged to the U.S. Collateral Agent, (2) no later than 15 days after such share certificates are released to a representative of Gibb Limited, Gibb Limited delivers, or causes its Subsidiary to deliver, to the International Collateral Agent (A) a share certificate evidencing 35% of the issued and outstanding shares of Gibb (Eastern Africa) Ltd. still held by Gibb Africa International Ltd., (B) a share certificate evidencing 35% of the issued and outstanding shares of Gibb (Eastern Africa) Ltd. then held by PBM Nominees, as trustee for Mr. Paul Karekezi, and
(C) share charges, pledge agreements or similar instruments in form and substance reasonably acceptable to the Banks, one executed by Gibb Africa International Ltd. and one executed by PBM Nominees, Ltd. and Mr. Paul Karekezi, pursuant to which such share certificates shall be pledge to the International Collateral Agent, (3) the Company delivers an opinion of Kenyan counsel to such Subsidiary, Gibb Africa International Ltd, PBM Nominees, Ltd. and Mr. Paul Karekezi, addressed to the Banks, addressing such issues as the Banks shall reasonably require, in form and substance reasonably satisfactory to the Banks, together with such other certificates, documents, instruments, stock powers, and corporate documents as the Banks shall reasonably require and (4) Barclays also consents to the foregoing.

     (c) The Company hereby represents and warrants to the Banks that the Petermuller Subsidiaries are inactive corporations with assets of not more than $10,000 in the aggregate. The Company requests that the Banks consent to the dissolution of the Petermuller Subsidiaries and the transfer of all remaining assets of the Petermuller Subsidiaries to Gibb Limited. Based upon the Company's foregoing representation and warranty, the Banks hereby consent to the dissolution of the Petermuller Subsidiaries notwithstanding anything set forth in this Credit Agreement or the Intercreditor Agreement to the contrary; provided, however, that Barclays also consents to the
                           --------- --------
foregoing.

          WITNESS the hand and seal of the parties hereto through their duly authorized officers, as of the date first above written.


                                           LAW COMPANIES GROUP, INC.,
                                           A GEORGIA CORPORATION


Address: 114 Town Park Drive               By: /s/ Bruce C. Coles
                                              ----------------------------------
         Kennesaw, Georgia 30144              Bruce C. Coles
Telecopier Number: 770-499-6713               President, Chief Executive Officer
                                                and Chairman of the Board
                                                of Directors


                                           Attest: /s/ Darryl B. Segraves
                                                  ------------------------------
                                                  Darryl B. Segraves
                                                  Secretary



                                           LAW INTERNATIONAL, INC.,
                                           A GEORGIA CORPORATION


Address: 114 Town Park Drive               By: /s/ Michael W. Montgomery
                                              ----------------------------------
         Kennesaw, Georgia 30144              Michael W. Montgomery
Telecopier Number: 770-499-6713               President


                                           Attest: /s/ Darryl B. Segraves
                                                  ------------------------------
                                                  Darryl B. Segraves
                                                  Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                           LAW ENGINEERING AND
                                           ENVIRONMENTAL SERVICES, INC.,
                                           FORMERLY LAW ENVIRONMENTAL, INC.,
                                           A GEORGIA CORPORATION


Address: 114 Town Park Drive               By: /s/ Bruce C. Coles
                                              ----------------------------------
         Kennesaw, Georgia 30144              Bruce C. Coles
Telecopier Number: 770-499-6713               President


                                           Attest: /s/ Lawrence D. Young
                                                  ------------------------------
                                                  Lawrence D. Young
                                                  Secretary


                                           ENSITE, INC.,
                                           A KENTUCKY CORPORATION


Address: 114 Town Park Drive               By: /s/ Louis S. Karably
                                              ----------------------------------
         Kennesaw, Georgia 30144              Louis S. Karably
Telecopier Number: (770) 421-3526             President


                                           Attest: /s/ Karl J. Duff
                                                  ------------------------------
                                                  Karl J. Duff
                                                  Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             GIBB INTERNATIONAL HOLDINGS, INC.,
                                             A DELAWARE CORPORATION


Address: 114 Town Park Drive                 By: /s/ Michael W. Montgomery
                                                --------------------------------
         Kennesaw, Georgia 30144                Michael W. Montgomery
Telecopier Number: 770-499-6713                 President


                                             Attest: /s/ Darryl B. Segraves
                                                    ----------------------------
                                                    Darryl B. Segraves
                                                    Secretary


                                             LEROY CRANDALL & ASSOCIATES,
                                             A CALIFORNIA CORPORATION


Address: 200 Citadel Drive                   By: /s/ L. LeRoy Crandall
                                                --------------------------------
         Los Angeles, California 90040-1554     L. LeRoy Crandall
Telecopier Number: (310) 823-76884              President


                                             Attest: /s/ Darryl B. Segraves
                                                    ----------------------------
                                                    Darryl B. Segraves
                                                    Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             ON SITE TECHNOLOGY, INC.,
                                             A GEORGIA CORPORATION


Address: 112 Town Park Drive                 By: /s/ J. Leonard Ledbetter
                                                --------------------------------
         Kennesaw, Georgia 30144                J. Leonard Ledbetter
Telecopier Number: (770) 499-6601               President


                                             Attest: /s/ Karl J. Duff
                                                    ----------------------------
                                                    Karl J. Duff
                                                    Secretary


                                             GIBB USA, INC.,
                                             A DELAWARE CORPORATION


Address: 114 Town Park Drive                 By: /s/ Michael W. Montgomery
                                                --------------------------------
         Kennesaw, Georgia 30144                Michael W. Montgomery
Telecopier Number: 770-499-6713                 President


                                             Attest: /s/ Kendall H. Sherrill
                                                    ----------------------------
                                                    Kendall H. Sherrill
                                                    Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             LAW ENVIRONMENTAL CONSULTANTS, INC.
                                             FORMERLY LAW ASSOCIATES, INC.,
                                             A GEORGIA CORPORATION


Address: 114 Town Park Drive                 By: /s/ Kendall H. Sherrill
                                                --------------------------------
         Kennesaw, Georgia 30144                Kendall H. Sherrill
Telecopier Number: 770-499-6713                 Chief Financial Officer and
                                                Treasurer


                                             Attest: /s/ Karl J. Duff
                                                    ----------------------------
                                                    Karl J. Duff
                                                    Secretary


                                             LAW ENVIRONMENTAL N.C., INC.,
                                             A NORTH CAROLINA CORPORATION


Address: 114 Town Park Drive                 By: /s/ J. Leonard Ledbetter
                                                --------------------------------
         Kennesaw, Georgia 30144                J. Leonard Ledbetter
Telecopier Number: 770-499-6713                 President


                                             Attest: /s/ Lawrence D. Young
                                                    ----------------------------
                                                    Lawrence D. Young
                                                    Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             LAW/ENVIRONMENTAL INC., A TEXAS
                                             CORPORATION


Address: 114 Town Park Drive                 By: /s/ William Allen Walker
                                                --------------------------------
         Kennesaw, Georgia 30144                Name: William Allen Walker
Telecopier Number: 770-499-6713                 Title: President


                                             Attest: /s/ Karl J. Duff
                                                    ----------------------------
                                                    Name: Karl J. Duff
                                                    Title: Secretary


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             SUNTRUST BANK, ATLANTA
                                             INDIVIDUALLY AND AS AGENT


                                             By: /s/ J. Christopher Deisley
                                                --------------------------------
                                                J. Christopher Deisley
                                                First Vice President


                                             By: /s/ Jeffrey L. Seavey
                                                --------------------------------
                                                (Title) JEFFREY L. SEAVEY
                                                        VICE PRESIDENT



                                             NATIONAL BANK OF CANADA



Address:                                     By:________________________________
200 Galleria Parkway, NW                        Name:
Suite 800                                       Title:
Atlanta, Georgia 30339
Attention: William L. Benning

                                             By:________________________________
                                                Name:
                                                Title:


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]

                                             SUNTRUST BANK, ATLANTA
                                             INDIVIDUALLY AND AS AGENT


                                             By:________________________________
                                                J. Christopher Deisley
                                                First Vice President


                                             By_________________________________
                                                (Title)




                                             NATIONAL BANK OF CANADA



Address:                                     By: /s/ William L. Benning
                                                --------------------------------
200 Galleria Parkway, NW                        Name:
Suite 800                                       Title: VP
Atlanta, Georgia 30339
Attention: William L. Benning

                                             By: /S/ Vernon B. Woods
                                                 -------------------------------
                                                Name:
                                                Title: VP/Mgr


                  [SIGNATURE PAGE TO THE SECOND AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT]